                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

                   CERTIFIED SHAREHOLDER REPORT OF REGISTERED
                         MANAGEMENT INVESTMENT COMPANIES

                  Investment Company Act File Number 811-3848

                   RIVERSOURCE HIGH YIELD INCOME SERIES, INC.
               (Exact name of registrant as specified in charter)

         50606 Ameriprise Financial Center, Minneapolis, Minnesota 55474
               (Address of principal executive offices) (Zip code)

   Scott R. Plummer - 5228 Ameriprise Financial Center, Minneapolis, MN 55474
                     (Name and address of agent for service)

       Registrant's telephone number, including area code: (612) 671-1947

Date of fiscal year end: May 31

Date of reporting period: May 31, 2010

ITEM 1. REPORTS TO STOCKHOLDERS.

ANNUAL REPORT

Annual Report
and Prospectus
                                                      (COLUMBIA MANAGEMENT LOGO)

RIVERSOURCE
HIGH YIELD BOND FUND

--------------------------------------------------------------------------------

ANNUAL REPORT FOR THE PERIOD ENDED
MAY 31, 2010
(Prospectus also enclosed)

RIVERSOURCE HIGH YIELD BOND FUND SEEKS TO PROVIDE SHAREHOLDERS WITH HIGH CURRENT INCOME AS ITS PRIMARY OBJECTIVE AND, AS ITS SECONDARY OBJECTIVE, CAPITAL GROWTH.

This annual report includes a prospectus that describes in detail the Fund's objective, investment strategy, risks, sales charges, fees and other matters of interest. Please read the prospectus carefully before you invest or send money.

 NOT FDIC INSURED - NO BANK GUARANTEE - MAY LOSE VALUE

TABLE OF CONTENTS --------------------------------------------------------------


Your Fund at a Glance..............    3

Manager Commentary.................    6

The Fund's Long-term Performance...   16

Fund Expenses Example..............   18

Portfolio of Investments...........   21

Statement of Assets and
  Liabilities......................   41

Statement of Operations............   43

Statements of Changes in Net
  Assets...........................   45

Financial Highlights...............   47

Notes to Financial Statements......   56

Report of Independent Registered
  Public Accounting Firm...........   76

Federal Income Tax Information.....   78

Board Members and Officers.........   79

Approval of Investment Management
  Services Agreement...............   85

Proxy Voting.......................   88




--------------------------------------------------------------------------------
2  RIVERSOURCE HIGH YIELD BOND FUND -- 2010 ANNUAL REPORT

YOUR FUND AT A GLANCE ----------------------------------------------------------

FUND SUMMARY
--------------------------------------------------------------------------------

> RiverSource High Yield Bond Fund (the Fund) Class A shares gained 22.80%
  (excluding sales charge) for the 12 months ended May 31, 2010.

> The Fund underperformed its benchmark, the JP Morgan Global High Yield Index, which rose 31.38% during the same period.

> The Fund also underperformed the Lipper High Current Yield Bond Funds Index, representing the Fund's peer group, which increased 28.16% during the same time frame.

ANNUALIZED TOTAL RETURNS (for period ended May 31, 2010)
--------------------------------------------------------------------------------



                                   1 YEAR  3 YEARS  5 YEARS  10 YEARS
---------------------------------------------------------------------
RiverSource High Yield Bond Fund
  Class A (excluding sales
  charge)                         +22.80%   +3.67%   +6.35%   +5.69%
---------------------------------------------------------------------
JP Morgan Global High Yield
  Index (unmanaged)               +31.38%   +5.57%   +7.43%   +7.80%
---------------------------------------------------------------------
Lipper High Current Yield Bond
  Funds Index                     +28.16%   +2.13%   +5.09%   +4.83%
---------------------------------------------------------------------



(See "The Fund's Long-term Performance" for Index descriptions)

The performance information shown represents past performance and is not a guarantee of future results. The investment return and principal value of your investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by contacting your financial intermediary, visiting riversource.com/funds or calling 800.221.2450.

The 4.75% sales charge applicable to Class A shares of the Fund is not reflected in the table above. If reflected, returns would be lower than those shown. The performance of other classes may vary from that shown because of differences in fees and expenses. The Fund's returns reflect the effect of fee waivers/expense reimbursements, if any. Without such waivers/reimbursements, the Fund's returns would be lower. See the Average Annual Total Returns table for performance of other share classes of the Fund.

The indices do not reflect the effects of sales charges, expenses (excluding Lipper) and taxes. It is not possible to invest directly in an index.


--------------------------------------------------------------------------------
                       RIVERSOURCE HIGH YIELD BOND FUND -- 2010 ANNUAL REPORT  3

YOUR FUND AT A GLANCE (continued) ----------------------------------------------

AVERAGE ANNUAL TOTAL RETURNS
--------------------------------------------------------------------------------

AT MAY 31, 2010
                                                                    SINCE
Without sales charge         1 YEAR  3 YEARS  5 YEARS  10 YEARS  INCEPTION*
Class A (inception
  12/8/83)                  +22.80%   +3.67%   +6.35%   +5.69%       N/A
---------------------------------------------------------------------------
Class B (inception
  3/20/95)                  +21.88%   +2.89%   +5.54%   +4.90%       N/A
---------------------------------------------------------------------------
Class C (inception
  6/26/00)                  +22.01%   +2.86%   +5.53%     N/A      +4.80%
---------------------------------------------------------------------------
Class I (inception
  3/4/04)                   +23.35%   +3.94%   +6.68%     N/A      +7.01%
---------------------------------------------------------------------------
Class R2 (inception
  12/11/06)                 +22.79%   +3.41%     N/A      N/A      +4.61%
---------------------------------------------------------------------------
Class R3 (inception
  12/11/06)                 +22.56%   +3.70%     N/A      N/A      +4.90%
---------------------------------------------------------------------------
Class R4 (inception
  3/20/95)                  +22.92%   +3.95%   +6.52%   +5.87%       N/A
---------------------------------------------------------------------------
Class R5 (inception
  12/11/06)                 +23.22%   +4.02%     N/A      N/A      +5.24%
---------------------------------------------------------------------------
Class W (inception
  12/1/06)                  +22.82%   +3.56%     N/A      N/A      +4.84%
---------------------------------------------------------------------------

With sales charge
Class A (inception
  12/8/83)                  +16.95%   +1.99%   +5.31%   +5.18%       N/A
---------------------------------------------------------------------------
Class B (inception
  3/20/95)                  +16.88%   +2.06%   +5.25%   +4.90%       N/A
---------------------------------------------------------------------------
Class C (inception
  6/26/00)                  +21.01%   +2.86%   +5.53%     N/A      +4.80%
---------------------------------------------------------------------------



Class A share performance reflects the maximum initial sales charge of 4.75%. Class B share performance reflects a contingent deferred sales charge (CDSC) applied as follows: first year 5%; second year 4%; third and fourth years 3%; fifth year 2%; sixth year 1%; no sales charge thereafter. Class C shares may be subject to a 1% CDSC if shares are sold within one year after purchase. Sales charges do not apply to Class I, Class R2, Class R3, Class R4, Class R5 and Class W shares. Class I, Class R2, Class R3, Class R4 and Class R5 are available to qualifying institutional investors only. Class W shares are offered through qualifying discretionary accounts.

* For classes with less than 10 years performance.


--------------------------------------------------------------------------------
4  RIVERSOURCE HIGH YIELD BOND FUND -- 2010 ANNUAL REPORT

--------------------------------------------------------------------------------

PORTFOLIO STATISTICS
--------------------------------------------------------------------------------

Weighted average life(1)    5.4 years
--------------------------------------
Effective duration(2)       4.0 years
--------------------------------------





(1) WEIGHTED AVERAGE LIFE measures a bond's maturity, which takes into consideration the possibility that the issuer may call the bond before its maturity date.
(2) EFFECTIVE DURATION measures the sensitivity of a security's price to parallel shifts in the yield curve (the graphical depiction of the levels of interest rates from two years out to 30 years). Positive duration means that as rates rise, the price decreases, and negative duration means that as rates rise, the price increases.

There are risks associated with an investment in a bond fund, including credit risk, interest rate risk, and prepayment and extension risk. See the Fund's prospectus for information on these and other risks associated with the Fund. In general, bond prices rise when interest rates fall and vice versa. This effect is more pronounced for longer-term securities. Non-investment grade securities, commonly called "high-yield" or "junk" bonds, have more volatile prices and carry more risk to principal and income than investment grade securities.


--------------------------------------------------------------------------------
                       RIVERSOURCE HIGH YIELD BOND FUND -- 2010 ANNUAL REPORT  5

MANAGER COMMENTARY -------------------------------------------------------------

Effective May 26, 2010, Jennifer Ponce de Leon and Brian Lavin replaced Scott Schroepfer as portfolio managers responsible for the day-to-day management of the RiverSource High Yield Bond Fund. Ms. Ponce de Leon joined the investment manager in 1997 and has been a Sector Leader of the high yield fixed income sector team since 2003. Mr. Lavin is currently a Sector Manager on the high yield fixed income sector team, having joined the investment manager in 1994 as a high yield analyst.

Dear Shareholders:

RiverSource High Yield Bond Fund (the Fund) Class A shares gained 22.80% (excluding sales charge) for the 12 months ended May 31, 2010. The Fund underperformed its benchmark, the JP Morgan Global High Yield Index (JP Morgan Index), which rose 31.38%. The Fund also underperformed the Lipper High Current Yield Bond Funds Index, representing the Fund's peer group, which increased 28.16% during the same time frame.

SIGNIFICANT PERFORMANCE FACTORS
The high yield corporate bond market posted robust double-digit gains for the 12 months ended May 31, 2010, with the continuation of the risk rally that began in early March 2009. The sector was supported by both solid technical factors and increasingly stronger fundamentals which drove

SECTOR BREAKDOWN(1)  (at May 31, 2010)
---------------------------------------------------------------------

Consumer Discretionary                     20.9%
------------------------------------------------
Consumer Staples                            7.0%
------------------------------------------------
Energy                                     10.0%
------------------------------------------------
Financials                                  6.5%
------------------------------------------------
Health Care                                 7.4%
------------------------------------------------
Industrials                                 5.1%
------------------------------------------------
Materials                                  14.6%
------------------------------------------------
Telecommunication                          19.3%
------------------------------------------------
Utilities                                   5.8%
------------------------------------------------
Other(2)                                    3.4%
------------------------------------------------




(1) Sectors can be comprised of several industries. Please refer to the section entitled "Portfolio of Investments" for a complete listing. No single industry exceeded 25% of portfolio assets.

    Percentages indicated are based upon total investments (excluding Investments of Cash Collateral Received for Securities on Loan). The Fund's composition is subject to change.

(2) Cash & Cash Equivalents.


--------------------------------------------------------------------------------
6  RIVERSOURCE HIGH YIELD BOND FUND -- 2010 ANNUAL REPORT

--------------------------------------------------------------------------------

demand across retail and institutional accounts at a fairly steady pace. Approximately $15 billion flowed into high yield corporate bond mutual funds alone during the 12 months ended May 31, 2010; institutional inflows remained strong; and heavy cross-over activity became a supporting factor as investors sought to capitalize on the historically high yield premiums offered across the sector. As the annual period continued, fundamentals gradually strengthened, with default rates declining dramatically. Improved access to capital for leveraged borrowers enabled companies to refinance their pending maturities and better manage their cost structures. Towards the end of the annual period, corporate earnings had not only begun to stabilize but in many cases had even surprised to the upside.

This remarkable recovery across the sector was not without interruption. For a few weeks in February 2010, the high yield corporate bond market experienced a short-lived pullback, as some investors sought to monetize gains earned during the rally and others participated in a brief flight-to-quality as the equity markets sold off, sovereign debt concerns were reignited in Europe and U.S. economic data softened a bit. Then, in

QUALITY BREAKDOWN OF FIXED INCOME SECURITIES(1)
(at May 31, 2010)
---------------------------------------------------------------------

BBB rating                                  1.4%
------------------------------------------------
BB rating                                  27.3%
------------------------------------------------
B rating                                   50.8%
------------------------------------------------
CCC rating                                 16.2%
------------------------------------------------
D rating                                    3.2%
------------------------------------------------
Non-rated                                   1.1%
------------------------------------------------




(1) Percentages indicated are based upon total fixed income securities (excluding Investments of Cash Collateral Received for Securities on Loan and Cash & Cash Equivalents).

Ratings apply to the underlying holdings of the Fund and not the Fund itself. Whenever possible, the Standard and Poor's rating is used to determine the credit quality of a security. Standard and Poor's rates the creditworthiness of corporate bonds, with 15 categories, ranging from AAA (highest) to D (lowest). Ratings from AA to CCC may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the major rating categories. If Standard and Poor's doesn't rate a security, then Moody's rating is used. Columbia Management Investment Advisers, LLC (formerly RiverSource Investments,
LLC) (the Investment Manager) rates a security using an internal rating system when Moody's doesn't provide a rating. Ratings for 1.8% of the bond portfolio assets were determined through internal analysis.


--------------------------------------------------------------------------------
                       RIVERSOURCE HIGH YIELD BOND FUND -- 2010 ANNUAL REPORT  7

MANAGER COMMENTARY (continued) -------------------------------------------------


May 2010, the high yield corporate bond market experienced another pullback along with the global equity markets, as increased volatility led to heightened risk aversion. Ongoing sovereign debt pressures in Greece and other peripheral European countries came to a head. Domestically, a lethargic economic recovery resulting in stubbornly high unemployment, lack-luster consumer spending and a continuation of poor housing data weighed on investor sentiment. Corporate fundamentals took a back seat and another flight to quality late in the period ensued.

Despite these brief setbacks, the tone in the high yield market was greatly improved overall and resulted in a significant recovery in valuations. High yield corporate bond spreads, or the yield differential between these securities and duration-equivalent U.S. Treasuries, tightened substantially from 1,076 basis points (10.76%) on June 1, 2009 to 573 basis points (5.73%) at the end of April 2010 before widening again slightly in the last weeks of the annual period to 706 basis points (7.06%) on May 31, 2010.

All segments of the JP Morgan Index generated positive returns during the annual period. Consistent with renewed investor appetite for risk overall, some of the best performing industries were the most cyclical in nature. Among these industries were banks, advertising-dependent media companies, technology, and automotive transportation. In contrast, some of the comparatively lagging industries during the annual period included wireline telecommunications, food producers, health care, cable TV, mining and utility generators -- each traditionally a more defensive segment of the market, which had indeed performed strongly during the depths of the 2008/early 2009 financial crisis. From a credit quality perspective, lower quality high yield corporate bonds performed best during the annual period. More specifically, bonds rated CCC returned just over twice that of either B-rated or BB-rated bonds during the 12 months ended May 31, 2010.

Given this market backdrop, the Fund generated impressive double-digit absolute returns but lagged the JP Morgan Index during the annual period due primarily to its holding of comparatively fewer distressed issues its relatively higher quality bias and its more defensive stance overall. Relative to the JP Morgan Index, the Fund had both an underweighted allocation to bonds rated CCC and below and, within the allocation to

--------------------------------------------------------------------------------
8  RIVERSOURCE HIGH YIELD BOND FUND -- 2010 ANNUAL REPORT

--------------------------------------------------------------------------------


these lower rated or non-rated securities, an emphasis on issues that we believed to have stronger fundamentals. Further, the Fund had relative underweighted positions in some of the more cyclical industries, including financials, transportation and broadcasting, that rallied most strongly. Within transportation, the Fund was particularly underweight issues of auto suppliers, which performed well. We remained concerned, however, about the fundamentals in these industries. In our view, the extended run of the rally in the high yield corporate bond market may have gotten ahead of fundamentals. We preferred to stay true to our disciplined credit selection process and position the portfolio with investments that we believed offered the best relative risk return profile. As a result, the Fund had heavier weightings in more defensive industries, such as wireline telecommunications, energy and health care, which posted positive

TOP TEN HOLDINGS(1) (at May 31, 2010)
---------------------------------------------------------------------

Ally Financial, Inc.
8.000% 2020                                 1.8%
------------------------------------------------
Noranda Aluminum Acquisition Corp.
5.373% 2015                                 1.8%
------------------------------------------------
CIT Group, Inc.
7.000% 2017                                 1.7%
------------------------------------------------
Chemtura Corp.
6.875% 2016                                 1.4%
------------------------------------------------
NRG Energy, Inc.
7.375% 2017                                 1.3%
------------------------------------------------
Hexion Finance Escrow LLC/Corp.
8.875% 2018                                 1.1%
------------------------------------------------
FairPoint Communications, Inc. Tranche B
Term Loan
5.000% 2015                                 1.1%
------------------------------------------------
Qwest Corp.
6.500% 2017                                 1.0%
------------------------------------------------
Expro Finance Luxembourg SCA
8.500% 2016                                 1.0%
------------------------------------------------
Pokagon Gaming Authority
10.375% 2014                                1.0%
------------------------------------------------




(1) Percentages indicated are based upon total investments (excluding Investments of Cash Collateral Received for Securities on Loan and Cash & Cash Equivalents).

Fund holdings are as of the date given, are subject to change at any time, and are not recommendations to buy or sell any security.


--------------------------------------------------------------------------------
                       RIVERSOURCE HIGH YIELD BOND FUND -- 2010 ANNUAL REPORT  9

MANAGER COMMENTARY (continued) -------------------------------------------------


absolute returns but were relative underperformers across the various industries comprising the JP Morgan Index.

From an individual security perspective, the Fund did not hold positions in some of the financials-related issues and large, highly leveraged, late-vintage LBO (leveraged buy-out)-related issues that performed well during the annual period, as we were not favorable on either their capitalization or risk/reward profiles. On the positive side, an overweighted allocation to specialty chemicals, which was among the best performing industries in the JP Morgan Index during the annual period, contributed strongly to Fund results as did an underweight to mining, which lagged the JP Morgan Index. Issue selection across a wide variety of industries also proved effective, boosting Fund results. Among those individual holdings that performed especially well during the annual period were specialty chemicals company HEXION FINANCE (a wholly owned special purpose subsidiary of Hexion Specialty Chemicals) and energy services company DRESSER. Positions in the bonds of health care providers IASIS HEALTHCARE and SELECT MEDICAL, aluminum producer NORANDA ALUMINUM, specialty chemical company CHEMTURA and telecommunications company QWEST each contributed significantly to the Fund's results as well.

CHANGES TO THE FUND'S PORTFOLIO
During the first half of the annual period, we marginally reduced the portfolio's risk level at the margin. We sought to monetize gains earned during the rally in the high yield corporate bond market, taking profits in select higher beta names. (Beta is a measure of sensitivity to market movements.) We redeployed the proceeds into both the robust new issue market and into core holdings in more stable, less cyclical parts of the market. As mentioned earlier, in our view, strength in the high yield corporate bond market during these months appeared have gotten ahead of itself. However, given the ongoing strength of the rally in the high yield corporate bond market, especially in the lower quality segments, our strategy to try and reduce portfolio volatility based on our analysis of market fundamentals proved premature.


--------------------------------------------------------------------------------
10  RIVERSOURCE HIGH YIELD BOND FUND -- 2010 ANNUAL REPORT

--------------------------------------------------------------------------------

As the rally continued during the second half of the annual period, fundamentals did improve and we became more constructive in our view. In turn, we modestly increased the portfolio's risk level, becoming slightly more aggressive in our stance by reducing the Fund's exposure to BB-rated and crossover securities (bonds that straddle the gap between investment-grade and speculative) that had performed well and adding to the Fund's allocation to B-rated and CCC-rated securities. We particularly increased the Fund's overweighting to B-rated issues. We also sold some lower-yielding securities in favor of those that offered the opportunity for higher yield potential. Finally, we reduced the Fund's exposures to health care and diversified media and increased the Fund's positions in financials, consumer products, broadcasting, transportation and technology.

With these changes, at the end of May, the Fund still maintained a moderate emphasis on those industries widely considered to be comparatively stable, defensive and less cyclical in nature. The Fund had materially greater exposure than the JP Morgan Index in the cable TV, chemicals, energy, gaming, health care and wireline telecommunications industries. Underweights in the Fund's portfolio included the financials, transportation, technology, metals and mining, retail and publishing areas. The Fund also maintained holdings in the utilities and wireless telecommunications industries, each at approximately equal weighting to the JP Morgan Index.



  At the end of May, we remained constructive in our view for the high yield corporate bond market given improving fundamentals and the relative attractiveness of valuations compared to other asset classes.






--------------------------------------------------------------------------------
                      RIVERSOURCE HIGH YIELD BOND FUND -- 2010 ANNUAL REPORT  11

MANAGER COMMENTARY (continued) -------------------------------------------------

OUR FUTURE STRATEGY
At the end of May, we remained constructive in our view for the high yield corporate bond market given improving fundamentals and the relative attractiveness of valuations compared to other asset classes. Despite the wide range of concerns stemming from the potential ripple effects of European sovereign debt downgrades, possibly moderating consumption in China, financial regulation reform both in the U.S. and abroad, and a variety of geo-political challenges, we expect the fundamental backdrop for the U.S. economic recovery to remain generally positive. That said, we believe these broader concerns, along with the weaker-than-expected May non-farm payroll report, are likely to continue to pressure higher-risk assets in near term, clouding the investment landscape overall. In our view, the weak payroll data does lead to questions regarding the health of consumer spending, but, at the same time, we expect corporate earnings growth to lead ultimately to much-anticipated job growth. We also believe that reports of second quarter corporate earnings will likely prove to be a positive market catalyst, as investors re-focus their attention on fundamentals with better insight into business conditions ahead.

Given this view and given that the recent sell-off in the high yield corporate bond market pushed spreads wide compared to their 20-year median, we currently see high yield corporate bond valuations as attractive. We believe spread tightening going forward will likely hinge on real demand driving organic revenue growth and improving corporate fundamentals. We expect this rebound should improve further in the presence of broad macroeconomic improvement that fuels job growth and subsequent increased consumer spending. Although primary financing markets were largely closed at the end of the annual period, the benefits of improved access to capital over the past 15 months or so allowed for the refinancing or extension of 25% of the next four years' maturity schedules across high yield corporate bond issuers. This, we believe, bodes well for default rates to remain low over the next 12 to 24 months and supports valuations.

It is well worth noting that the combination of slightly better economic data, improved corporate earnings and re-opened capital markets led to a dramatic decline in default rates during the annual period ended May 31,

--------------------------------------------------------------------------------
12  RIVERSOURCE HIGH YIELD BOND FUND -- 2010 ANNUAL REPORT

--------------------------------------------------------------------------------


2010 and to ongoing anticipation of a meaningful downward trend in default rates for calendar 2010 as a whole. Specifically, the JP Morgan "par weighted" default rate was 4.2% at the end of May 2010, compared to 8.85% at the start of the annual period, 10.27% at the end of December 2009 and its peak for the prior year in November at 10.95%. JP Morgan is forecasting a 2% default rate within this segment of the fixed income market by year-end 2010, which trends well below its long-term historical averages of 4.14% over the past ten years and of 4.30% over the past 25 years.

Per our long-held investment strategy, we look to be opportunistic buyers during market pullbacks. Thus, at the end of the annual period, we were using our disciplined credit selection process to seek to position the Fund's portfolio to take advantage of the increased opportunities for value made available in May. As we move forward, we believe the high yield corporate bond market will increasingly be a bond-picker's market rather than one directed by more broad industry or sector bets. We thus strongly believe that the key to potential outperformance will be leveraging our strength in credit research. We employ a bottom-up approach when selecting bonds (though we also supply a top-down assessment on that approach). One of our competitive advantages is that our team of analysts performs in-depth research to acquire deep knowledge and insight of the industries it covers. We also believe the management of risk and return are inseparable and maintain a diligent review of potential credit risks at individual companies. Our investment process leads us to sell bonds when we believe that risks outweigh a bond's total return potential.


--------------------------------------------------------------------------------
                      RIVERSOURCE HIGH YIELD BOND FUND -- 2010 ANNUAL REPORT  13

MANAGER COMMENTARY (continued) -------------------------------------------------

We intend, of course, to continue to seek opportunities to capitalize on attractively valued bonds that have the potential for positive returns. As always, our disciplined credit selection, based on strong fundamental analysis and rigorous risk management, remains our guiding principle.


Jennifer Ponce de Leon                            Brian Lavin, CFA(R)
Portfolio Manager                                 Portfolio Manager



Any specific securities mentioned are for illustrative purposes only and are not a complete list of securities that have increased or decreased in value. The views expressed in this statement reflect those of the portfolio manager(s) only through the end of the period of the report as stated on the cover and do not necessarily represent the views of Columbia Management Investment Advisers, LLC* (the Investment Manager) or any subadviser to the Fund or any other person in the Investment Manager or subadviser organizations. Any such views are subject to change at any time based upon market or other conditions and the Investment Manager disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for the Fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of the Fund.

* Effective May 1, 2010, RiverSource Investments, LLC became known as Columbia Management Investment Advisers, LLC.


--------------------------------------------------------------------------------
14  RIVERSOURCE HIGH YIELD BOND FUND -- 2010 ANNUAL REPORT

                        THIS PAGE LEFT BLANK INTENTIONALLY

THE FUND'S LONG-TERM PERFORMANCE -----------------------------------------------

The chart on the facing page illustrates the total value of an assumed $10,000 investment in RiverSource High Yield Bond Fund Fund Class A shares (from 6/1/00 to 5/31/10) as compared to the performance of the JP Morgan Global High Yield Index and the Lipper High Current Yield Bond Funds Index. In comparing the Fund's Class A shares to these indices, you should take into account the fact that the Fund's performance reflects the maximum initial sales charge of 4.75%, while such charges are not reflected in the performance of the indices. Returns for the Fund include the reinvestment of any distributions paid during each period.

The performance information shown represents past performance and is not a guarantee of future results. The table below and the chart on the facing page do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The investment return and principal value of your investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by contacting your financial intermediary or visiting riversource.com/funds. Also see "Past Performance" in the Fund's current prospectus.


COMPARATIVE RESULTS
--------------------------------------------------------------------------------

Results at May 31, 2010
                                                     1 YEAR   3 YEARS   5 YEARS   10 YEARS
RIVERSOURCE HIGH YIELD BOND FUND
(INCLUDES SALES CHARGE)
Class A Cumulative value of $10,000                 $11,695   $10,610   $12,955    $16,578
------------------------------------------------------------------------------------------
     Average annual total return                    +16.95%    +1.99%    +5.31%     +5.18%
------------------------------------------------------------------------------------------
JP MORGAN GLOBAL HIGH YIELD INDEX(1)
     Cumulative value of $10,000                    $13,138   $11,766   $14,307    $21,191
------------------------------------------------------------------------------------------
     Average annual total return                    +31.38%    +5.57%    +7.43%     +7.80%
------------------------------------------------------------------------------------------
LIPPER HIGH CURRENT YIELD BOND FUNDS INDEX(2)
     Cumulative value of $10,000                    $12,816   $10,651   $12,820    $16,027
------------------------------------------------------------------------------------------
     Average annual total return                    +28.16%    +2.13%    +5.09%     +4.83%
------------------------------------------------------------------------------------------



Results for other share classes can be found on page 4.


--------------------------------------------------------------------------------
16  RIVERSOURCE HIGH YIELD BOND FUND -- 2010 ANNUAL REPORT

--------------------------------------------------------------------------------

(VALUE OF A HYPOTHETICAL $10,000 INVESTMENT IN RIVERSOURCE HIGH YIELD BOND FUND LINE GRAPH)

                      RIVERSOURCE HIGH
                         YIELD BOND                             LIPPER HIGH
                         FUND CLASS          JP MORGAN         CURRENT YIELD
                         A (INCLUDES        GLOBAL HIGH         BOND FUNDS
                        SALES CHARGE)     YIELD INDEX(1)         INDEX(2)
                      ----------------    --------------    ------------------
5/00                       $ 9,525             $10,000              $10,000
8/00                         9,613              10,366               10,257
11/00                        8,851               9,551                9,216
2/01                         9,540              10,427               10,030
5/01                         9,435              10,313                9,674
8/01                         9,378              10,371                9,486
11/01                        9,373              10,265                9,304
2/02                         9,175              10,250                9,136
5/02                         9,027              10,605                9,320
8/02                         8,478              10,030                8,654
11/02                        8,678              10,352                8,968
2/03                         8,965              10,902                9,379
5/03                         9,707              11,879               10,206
8/03                        10,071              12,268               10,539
11/03                       10,640              13,022               11,165
2/04                        11,036              13,607               11,603
5/04                        10,921              13,452               11,442
8/04                        11,519              14,061               11,886
11/04                       12,051              14,666               12,440
2/05                        12,403              15,099               12,789
5/05                        12,184              14,812               12,501
8/05                        12,641              15,357               12,962
11/05                       12,595              15,215               12,888
2/06                        13,011              15,689               13,285
5/06                        13,192              15,908               13,387
8/06                        13,419              16,203               13,597
11/06                       13,949              16,922               14,187
2/07                        14,535              17,553               14,671
5/07                        14,878              18,011               15,048
8/07                        14,255              17,383               14,461
11/07                       14,339              17,557               14,620
2/08                        13,826              17,147               14,144
5/08                        14,521              17,830               14,726
8/08                        14,172              17,218               14,173
11/08                       10,646              12,249               10,058
2/09                        11,262              13,383               10,616
5/09                        13,498              16,131               12,505
8/09                        14,889              18,191               13,976
11/09                       15,847              19,868               15,113
2/10                        16,456              20,804               15,787
5/10                        16,578              21,191               16,027




(1) The JP Morgan Global High Yield Index is an unmanaged index used to mirror the investable universe of the U.S. dollar global high yield corporate debt market of both developed and emerging markets. The index reflects reinvestment of all distributions and changes in market prices.
(2) The Lipper High Current Yield Bond Funds Index includes the 30 largest high yield bond funds tracked by Lipper Inc. The index's returns include net reinvested dividends.


--------------------------------------------------------------------------------
                      RIVERSOURCE HIGH YIELD BOND FUND -- 2010 ANNUAL REPORT  17

FUND EXPENSES EXAMPLE ----------------------------------------------------------
(UNAUDITED)

As a shareholder of the Fund, you incur two types of costs: (i) transaction costs, including sales charges (loads) on purchase payments; and (ii) ongoing costs, which may include management fees; distribution and service (Rule 12b-1) fees; and other Fund fees and expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. In addition to the ongoing expenses which the Fund bears directly, the Fund's shareholders indirectly bear the ongoing expenses of any funds in which the Fund invests (also referred to as "acquired funds"), including affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange traded funds). The Fund's indirect expense from investing in the acquired funds is based on the Fund's pro rata portion of the ongoing expenses charged by acquired funds using the expense ratio of each of the acquired funds as of the acquired fund's most recent shareholder report.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the six months ended May 31, 2010.

ACTUAL EXPENSES
The first line of the table provides information about actual account values and actual expenses for each class. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading titled "Expenses paid during the period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES
The second line of the table provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio for each class and an assumed rate of return of 5% per year before expenses, which is not the actual return for the class. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.


--------------------------------------------------------------------------------
18  RIVERSOURCE HIGH YIELD BOND FUND -- 2010 ANNUAL REPORT

--------------------------------------------------------------------------------

                                  BEGINNING        ENDING        EXPENSES
                                ACCOUNT VALUE  ACCOUNT VALUE   PAID DURING     ANNUALIZED
                                 DEC. 1, 2009   MAY 31, 2010  THE PERIOD(a)  EXPENSE RATIO
------------------------------------------------------------------------------------------
Class A
------------------------------------------------------------------------------------------
  Actual(b)                         $1,000       $1,046.00        $5.17(c)       1.03%
------------------------------------------------------------------------------------------
  Hypothetical
  (5% return before expenses)       $1,000       $1,019.47        $5.10(c)       1.03%
------------------------------------------------------------------------------------------
Class B
------------------------------------------------------------------------------------------
  Actual(b)                         $1,000       $1,042.20        $8.96(c)       1.79%
------------------------------------------------------------------------------------------
  Hypothetical
  (5% return before expenses)       $1,000       $1,015.74        $8.85(c)       1.79%
------------------------------------------------------------------------------------------
Class C
------------------------------------------------------------------------------------------
  Actual(b)                         $1,000       $1,038.20        $8.95(c)       1.79%
------------------------------------------------------------------------------------------
  Hypothetical
  (5% return before expenses)       $1,000       $1,015.74        $8.85(c)       1.79%
------------------------------------------------------------------------------------------
Class I
------------------------------------------------------------------------------------------
  Actual(b)                         $1,000       $1,044.10        $3.16(c)        .63%
------------------------------------------------------------------------------------------
  Hypothetical
  (5% return before expenses)       $1,000       $1,021.43        $3.12(c)        .63%
------------------------------------------------------------------------------------------
Class R2
------------------------------------------------------------------------------------------
  Actual(b)                         $1,000       $1,044.00        $7.17(c)       1.43%
------------------------------------------------------------------------------------------
  Hypothetical
  (5% return before expenses)       $1,000       $1,017.51        $7.07(c)       1.43%
------------------------------------------------------------------------------------------
Class R3
------------------------------------------------------------------------------------------
  Actual(b)                         $1,000       $1,041.30        $5.91(c)       1.18%
------------------------------------------------------------------------------------------
  Hypothetical
  (5% return before expenses)       $1,000       $1,018.73        $5.84(c)       1.18%
------------------------------------------------------------------------------------------
Class R4
------------------------------------------------------------------------------------------
  Actual(b)                         $1,000       $1,046.50        $4.67(c)        .93%
------------------------------------------------------------------------------------------
  Hypothetical
  (5% return before expenses)       $1,000       $1,019.96        $4.61(c)        .93%
------------------------------------------------------------------------------------------
Class R5
------------------------------------------------------------------------------------------
  Actual(b)                         $1,000       $1,047.80        $3.41(c)        .68%
------------------------------------------------------------------------------------------
  Hypothetical
  (5% return before expenses)       $1,000       $1,021.19        $3.37(c)        .68%


--------------------------------------------------------------------------------
                      RIVERSOURCE HIGH YIELD BOND FUND -- 2010 ANNUAL REPORT  19

FUND EXPENSES EXAMPLE (continued) ----------------------------------------------

                                  BEGINNING        ENDING        EXPENSES
                                ACCOUNT VALUE  ACCOUNT VALUE   PAID DURING     ANNUALIZED
                                 DEC. 1, 2009   MAY 31, 2010  THE PERIOD(a)  EXPENSE RATIO
------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------
Class W
------------------------------------------------------------------------------------------
  Actual(b)                         $1,000       $1,045.80        $5.42(c)       1.08%
------------------------------------------------------------------------------------------
  Hypothetical
  (5% return before expenses)       $1,000       $1,019.22        $5.35(c)       1.08%
------------------------------------------------------------------------------------------


(a) Expenses are equal to the annualized expense ratio for each class as indicated above, multiplied by the average account value over the period, multiplied by 179/365 (to reflect the one-half year period).
(b) Based on the actual return for the six months ended May 31, 2010: +4.60% for Class A, +4.22% for Class B, +3.82% for Class C, +4.41% for Class I, +4.40% for Class R2, +4.13% for Class R3, +4.65% for Class R4, +4.78% for Class R5 and +4.58% for Class W.
(c) Columbia Management Investment Advisers, LLC (formerly RiverSource Investments, LLC) (the Investment Manager) and its affiliates have contractually agreed to waive certain fees and to absorb certain expenses until July 31, 2011, unless sooner terminated at the sole discretion of the Fund's Board, such that net expenses (excluding fees and expenses of acquired funds), will not exceed 1.07% for Class A, 1.83% for Class B, 1.83% for Class C, 0.70% for Class I, 1.50% for Class R2, 1.25% for Class R3, 1.00% for Class R4, 0.75% for Class R5 and 1.15% for Class W. Any amounts waived will not be reimbursed by the Fund. This change is effective Aug. 1, 2010. Had this change been in place for the entire six month period ended May 31, 2010, the actual expenses paid would have been $5.37 for Class A, $9.16 for Class B, $9.15 for Class C, $3.41 for Class I, $7.42 for Class R2, $6.16 for Class R3, $4.92 for Class R4, $3.67 for Class R5 and $5.67 for Class W; the hypothetical expenses paid would have been $5.30 for Class A, $9.04 for Class B, $9.04 for Class C, $3.37 for Class I, $7.32 for Class R2, $6.09 for Class R3, $4.85 for Class R4, $3.62 for Class R5 and $5.59 for Class W.


--------------------------------------------------------------------------------
20  RIVERSOURCE HIGH YIELD BOND FUND -- 2010 ANNUAL REPORT

PORTFOLIO OF INVESTMENTS -------------------------------------------------------

MAY 31, 2010
(Percentages represent value of investments compared to net assets)

INVESTMENTS IN SECURITIES


BONDS (92.9%)
                                    COUPON           PRINCIPAL
ISSUER                               RATE              AMOUNT                VALUE(a)

AEROSPACE & DEFENSE (1.0%)
CPI International, Inc.
 Senior Unsecured
 02-01-15                               6.136%        $1,825,000(j)        $1,738,313
Kratos Defense & Security Solutions, Inc.
 Senior Secured
 06-01-17                              10.000          3,240,000(d)         3,223,800
Oshkosh Corp.
 03-01-17                               8.250          2,591,000            2,668,730
 03-01-20                               8.500          1,885,000(l)         1,950,975
Spirit Aerosystems, Inc.
 10-01-17                               7.500          1,396,000(l)         1,375,060
TransDigm, Inc.
 07-15-14                               7.750          4,850,000(d,l)       4,850,000
Triumph Group, Inc.
 11-15-17                               8.000          1,564,000            1,501,440
                                                                      ---------------
Total                                                                      17,308,318
-------------------------------------------------------------------------------------

AUTOMOTIVE (0.6%)
American Axle & Manufacturing Holdings, Inc.
 Senior Secured
 01-15-17                               9.250          1,580,000(d,l)       1,643,200
Lear Corp.
 03-15-18                               7.875          5,208,000(l)         5,103,840
 03-15-20                               8.125          2,851,000(l)         2,793,980
                                                                      ---------------
Total                                                                       9,541,020
-------------------------------------------------------------------------------------

BROKERAGE (0.1%)
Lehman Brothers Holdings, Inc.
 Senior Unsecured
 05-02-18                               6.875          6,150,000(b,h)       1,322,250
-------------------------------------------------------------------------------------

BUILDING MATERIALS (1.6%)
Associated Materials LLC/Finance, Inc.
 Senior Secured
 11-15-16                               9.875          5,837,000(l)         6,274,775
Gibraltar Industries, Inc.
 12-01-15                               8.000         12,827,000           12,538,393
Norcraft Holdings LP/Capital Corp.
 Senior Discount Notes
 09-01-12                               9.750          3,090,000            2,815,763
Norcraft Companies LP/Finance Corp.
 Senior Secured
 12-15-15                              10.500          4,581,000(d)         4,741,335
                                                                      ---------------
Total                                                                      26,370,266
-------------------------------------------------------------------------------------

CHEMICALS (6.4%)
Ashland, Inc.
 06-01-17                               9.125          3,605,000(l)         3,947,475
CF Industries, Inc.
 05-01-18                               6.875          6,275,000            6,259,313
 05-01-20                               7.125          6,275,000            6,329,906
Chemtura Corp.
 06-01-16                               6.875         20,956,000(b,h)      22,842,039
Hexion Finance Escrow LLC/Corp.
 Senior Secured
 02-01-18                               8.875         19,395,000(d,l)      17,843,400
Ineos Finance PLC
 Senior Secured
 05-15-15                               9.000          3,453,000(c,d,l)     3,418,470
Invista
 Senior Unsecured
 05-01-12                               9.250         13,141,000(d)        13,272,410
LBI Escrow Corp.
 Senior Secured
 11-01-17                               8.000          4,392,000(d)         4,435,920
MacDermid, Inc.
 Senior Subordinated Notes
 04-15-17                               9.500          8,011,500(d)         7,851,270
Momentive Performance Materials, Inc.
 Pay-in-kind
 12-01-14                              10.125                713(i)               699
Nalco Co.
 11-15-13                               8.875          7,835,000(l)         7,972,113


                             See accompanying Notes to Portfolio of Investments.

--------------------------------------------------------------------------------
                      RIVERSOURCE HIGH YIELD BOND FUND -- 2010 ANNUAL REPORT  21

PORTFOLIO OF INVESTMENTS (continued) -------------------------------------------

BONDS (CONTINUED)
                                    COUPON           PRINCIPAL
ISSUER                               RATE              AMOUNT                VALUE(a)
CHEMICALS (CONT.)
Nova Chemicals Corp.
 Senior Unsecured
 11-01-16                               8.375%        $3,015,000(c,l)      $3,030,075
 11-01-19                               8.625          4,240,000(c,l)       4,261,200
Reichhold Industries, Inc.
 Senior Notes
 08-15-14                               9.000          5,955,000(d)         5,419,050
                                                                      ---------------
Total                                                                     106,883,340
-------------------------------------------------------------------------------------

CONSTRUCTION MACHINERY (2.4%)
Amsted Industries, Inc.
 Senior Notes
 03-15-18                               8.125          6,202,000(d,l)       6,202,000
Terex Corp.
 Senior Subordinated Notes
 11-15-17                               8.000          3,950,000(l)         3,663,625
Terex Corp.
 Senior Unsecured
 06-01-16                              10.875          8,615,000(l)         9,347,275
The Manitowoc Co., Inc.
 02-15-18                               9.500          6,983,000(l)         6,860,798
United Rentals North America, Inc.
 06-15-16                              10.875         10,450,000(l)        11,129,249
United Rentals North America, Inc.
 Senior Unsecured
 12-15-19                               9.250          3,191,000            3,194,989
                                                                      ---------------
Total                                                                      40,397,936
-------------------------------------------------------------------------------------

CONSUMER CYCLICAL SERVICES (1.3%)
The Geo Group, Inc.
 10-15-17                               7.750          3,820,000(d,l)       3,805,675
West Corp.
 10-15-14                               9.500          9,430,000            9,382,850
 10-15-16                              11.000          8,790,000            8,877,900
                                                                      ---------------
Total                                                                      22,066,425
-------------------------------------------------------------------------------------

CONSUMER PRODUCTS (4.2%)
AAC Group Holding Corp.
 Senior Discount Notes
 10-01-12                              10.250          9,605,000(d)         9,641,019
American Achievement Corp.
 04-01-12                               8.250         16,040,000(d)        15,939,749
Central Garden and Pet Co.
 03-01-18                               8.250          4,800,000(l)         4,776,000
Easton-Bell Sports, Inc.
 Senior Secured
 12-01-16                               9.750          3,240,000(d,l)       3,280,500
Jarden Corp.
 05-01-16                               8.000          5,555,000            5,673,044
 05-01-17                               7.500          3,738,000            3,663,240
 01-15-20                               7.500          1,430,000(l)         1,394,250
Libbey Glass, Inc.
 Senior Secured
 02-15-15                              10.000          4,533,000(d)         4,702,988
Sealy Mattress Co.
 Senior Secured
 04-15-16                              10.875          2,646,000(d,l)       2,890,755
The Scotts Miracle-Gro Co.
 01-15-18                               7.250          2,787,000            2,780,033
Visant Corp.
 10-01-12                               7.625          1,870,000            1,869,766
Visant Holding Corp.
 Senior Discount Notes
 12-01-13                              10.250          9,865,000           10,049,968
Visant Holding Corp.
 Senior Notes
 12-01-13                               8.750          2,805,000            2,826,038
                                                                      ---------------
Total                                                                      69,487,350
-------------------------------------------------------------------------------------

DIVERSIFIED MANUFACTURING (0.2%)
CPM Holdings, Inc.
 Senior Secured
 09-01-14                              10.625          2,675,000(d)         2,852,219
-------------------------------------------------------------------------------------

ELECTRIC (4.3%)
Dynegy Holdings, Inc.
 Senior Unsecured
 06-01-19                               7.750          6,570,000(l)         4,746,825
Edison Mission Energy
 Senior Unsecured
 05-15-17                               7.000         13,385,000(l)         9,051,606
Energy Future Holdings Corp.
 11-01-17                              10.875         12,115,000(l)         8,904,525
Midwest Generation LLC
 Pass-Through Certificates
 01-02-16                               8.560          9,400,404            9,353,402


See accompanying Notes to Portfolio of Investments.

--------------------------------------------------------------------------------
22  RIVERSOURCE HIGH YIELD BOND FUND -- 2010 ANNUAL REPORT

--------------------------------------------------------------------------------

BONDS (CONTINUED)
                                    COUPON           PRINCIPAL
ISSUER                               RATE              AMOUNT                VALUE(a)
ELECTRIC (CONT.)
NRG Energy, Inc.
 02-01-16                               7.375%        $9,345,000(l)        $9,041,288
 01-15-17                               7.375         21,932,000           20,835,400
Texas Competitive Electric Holdings Co. LLC
 11-01-15                              10.250         13,840,000(l)         9,272,800
                                                                      ---------------
Total                                                                      71,205,846
-------------------------------------------------------------------------------------

ENTERTAINMENT (2.6%)
AMC Entertainment, Inc.
 02-01-16                              11.000          3,144,000            3,222,600
AMC Entertainment, Inc.
 Senior Unsecured
 06-01-19                               8.750          6,959,000(l)         7,028,590
Equinox Holdings, Inc.
 Senior Secured
 02-01-16                               9.500         10,667,000(d,l)      10,586,997
Regal Cinemas Corp.
 07-15-19                               8.625          8,195,000(l)         8,317,925
Speedway Motorsports, Inc.
 06-01-16                               8.750          6,969,000            7,300,028
United Artists Theatre Circuit, Inc.
 1995-A Pass-Through Certificates
 07-01-15                               9.300          7,065,527            7,160,912
                                                                      ---------------
Total                                                                      43,617,052
-------------------------------------------------------------------------------------

FOOD AND BEVERAGE (2.8%)
B&G Foods, Inc.
 01-15-18                               7.625          6,323,000            6,307,193
Bumble Bee Foods LLC
 Senior Secured
 12-15-15                               7.750          2,279,000(d,l)       2,267,605
Del Monte Corp.
 10-15-19                               7.500          7,925,000(d)         8,063,688
Pinnacle Foods Finance LLC/Corp.
 04-01-15                               9.250          1,515,000            1,511,213
 04-01-17                              10.625          9,804,000           10,073,610
Pinnacle Foods Finance LLC/Corp.
 Senior Unsecured
 04-01-15                               9.250          4,072,000(d,l)       4,041,460
US Foodservice
 Senior Notes
 06-30-15                              10.250          3,498,000(d)         3,532,980
US Foodservice
 Senior Notes Pay-in-kind
 06-30-15                              10.250         10,778,000(d,i,l)    10,670,219
                                                                      ---------------
Total                                                                      46,467,968
-------------------------------------------------------------------------------------

GAMING (6.7%)
Boyd Gaming Corp.
 Senior Subordinated Notes
 02-01-16                               7.125         16,680,000           14,261,399
Circus & Eldorado Joint Venture/Silver Legacy
 Capital Corp.
 1st Mortgage
 03-01-12                              10.125          6,155,000            5,724,150
FireKeepers Development Authority
 Senior Secured
 05-01-15                              13.875          9,635,000(d)        11,128,425
Harrah's Operating Co., Inc.
 Senior Secured
 12-15-18                              10.000          2,980,000(l)         2,354,200
MGM Mirage, Inc.
 09-01-12                               6.750          1,686,000(l)         1,555,335
 02-27-14                               5.875          1,515,000(l)         1,234,725
 06-01-16                               7.500          3,816,000(l)         3,052,800
MGM Mirage, Inc.
 Senior Secured
 05-15-14                              10.375          1,267,000(d,l)       1,346,188
 11-15-17                              11.125          5,010,000(d)         5,473,425
MGM Mirage, Inc.
 Senior Unsecured
 03-01-18                              11.375          5,320,000(d,l)       4,921,000
Pinnacle Entertainment, Inc.
 06-15-15                               7.500          2,888,000(l)         2,685,840
Pinnacle Entertainment, Inc.
 Senior Subordinated Notes
 05-15-20                               8.750          9,793,000(d)         9,205,420
Pokagon Gaming Authority
 Senior Notes
 06-15-14                              10.375         15,550,000(d)        16,094,249
San Pasqual Casino
 09-15-13                               8.000          1,445,000(d)         1,372,750
Seminole Indian Tribe of Florida
 10-01-20                               7.804          1,890,000(d)         1,718,218


                             See accompanying Notes to Portfolio of Investments.

--------------------------------------------------------------------------------
                      RIVERSOURCE HIGH YIELD BOND FUND -- 2010 ANNUAL REPORT  23

PORTFOLIO OF INVESTMENTS (continued) -------------------------------------------

BONDS (CONTINUED)
                                    COUPON           PRINCIPAL
ISSUER                               RATE              AMOUNT                VALUE(a)
GAMING (CONT.)
Seminole Indian Tribe of Florida
 Senior Secured
 10-01-20                               6.535%        $5,120,000(d)        $4,568,320
Seneca Gaming Corp.
 Senior Unsecured
 05-01-12                               7.250          3,078,000            3,024,135
Shingle Springs Tribal Gaming Authority
 Senior Notes
 06-15-15                               9.375         18,199,000(d)        14,195,220
Tunica-Biloxi Gaming Authority
 Senior Unsecured
 11-15-15                               9.000          8,020,000(d)         7,218,000
                                                                      ---------------
Total                                                                     111,133,799
-------------------------------------------------------------------------------------

GAS DISTRIBUTORS (0.3%)
Niska Gas Storage US LLC/Canada ULC
 Senior Unsecured
 03-15-18                               8.875          5,111,000(d)         5,319,904
-------------------------------------------------------------------------------------

GAS PIPELINES (0.9%)
El Paso Corp.
 Senior Unsecured
 12-12-13                              12.000          3,175,000            3,635,375
 06-15-14                               6.875          1,005,000(l)         1,007,619
 02-15-16                               8.250          3,760,000            3,901,000
Regency Energy Partners LP/Finance Corp.
 12-15-13                               8.375            860,000              885,800
 06-01-16                               9.375            291,000(d,l)         301,185
Southern Star Central Corp.
 Senior Notes
 03-01-16                               6.750          5,004,000            5,004,000
                                                                      ---------------
Total                                                                      14,734,979
-------------------------------------------------------------------------------------

HEALTH CARE (7.2%)
American Renal Holdings
 Senior Secured
 05-15-18                               8.375          1,336,000(d)         1,282,560
Apria Healthcare Group, Inc.
 Senior Secured
 11-01-14                              11.250          4,025,000(d,l)       4,236,313
 11-01-14                              12.375          1,910,000(d,l)       2,043,700
CHS/Community Health Systems, Inc.
 07-15-15                               8.875            824,000(l)           843,570
DaVita, Inc.
 03-15-15                               7.250         10,566,000(l)        10,513,170
HCA, Inc.
 Secured
 11-15-16                               9.250         10,190,000           10,674,025
HCA, Inc.
 Senior Secured
 02-15-17                               9.875          1,505,000(d,l)       1,572,725
 04-15-19                               8.500          3,010,000(d,l)       3,145,450
 02-15-20                               7.875          1,180,000(d)         1,200,650
 09-15-20                               7.250         10,710,000(d,l)      10,656,450
HCA, Inc.
 Senior Secured Pay-in-kind
 11-15-16                               9.625         11,216,000(i)        11,804,840
HCA, Inc.
 Senior Unsecured
 11-06-33                               7.500          1,900,000            1,624,500
Healthsouth Corp.
 02-15-20                               8.125          5,575,000(l)         5,407,750
IASIS Healthcare LLC/Capital Corp.
 06-15-14                               8.750         12,175,000           12,174,999
NMH Holdings, Inc.
 Senior Unsecured Pay-in-kind
 06-15-14                               7.382                 --(d,g,i,j)          --
Omnicare, Inc.
 12-15-15                               6.875          5,330,000            5,263,375
Radiation Therapy Services, Inc.
 Senior Subordinated Notes
 04-15-17                               9.875          3,958,000(d,l)       3,839,260
Select Medical Corp.
 02-01-15                               7.625         12,335,000           11,594,900
Select Medical Holdings Corp.
 Senior Unsecured
 09-15-15                               6.143          9,737,000(j)         8,398,163
Vanguard Health Holding Co. II LLC/Inc.
 02-01-18                               8.000         13,430,000(l)        12,758,499
                                                                      ---------------
Total                                                                     119,034,899
-------------------------------------------------------------------------------------

HOME CONSTRUCTION (2.0%)
Beazer Homes USA, Inc.
 06-15-18                               9.125          7,260,000(l)         6,824,400
K Hovnanian Enterprises, Inc.
 12-15-14                               6.375          3,064,000(l)         2,420,560


See accompanying Notes to Portfolio of Investments.

--------------------------------------------------------------------------------
24  RIVERSOURCE HIGH YIELD BOND FUND -- 2010 ANNUAL REPORT

--------------------------------------------------------------------------------

BONDS (CONTINUED)
                                    COUPON           PRINCIPAL
ISSUER                               RATE              AMOUNT                VALUE(a)
HOME CONSTRUCTION (CONT.)
K Hovnanian Enterprises, Inc.
 Senior Secured
 10-15-16                              10.625%       $14,874,000          $15,208,665
William Lyon Homes, Inc.
 02-15-14                               7.500         12,380,000            8,851,700
                                                                      ---------------
Total                                                                      33,305,325
-------------------------------------------------------------------------------------

INDEPENDENT ENERGY (7.4%)
Berry Petroleum Co.
 Senior Unsecured
 06-01-14                              10.250          4,100,000            4,366,500
Chesapeake Energy Corp.
 08-15-14                               7.000          1,227,000(l)         1,250,006
 01-15-16                               6.625          6,127,000            6,142,318
 01-15-18                               6.250          2,230,000            2,213,275
Comstock Resources, Inc.
 10-15-17                               8.375          3,980,000(l)         3,920,300
Concho Resources, Inc.
 10-01-17                               8.625          4,166,000(l)         4,218,075
Continental Resources, Inc.
 10-01-20                               7.375          1,952,000(d)         1,912,960
Denbury Resources, Inc.
 03-01-16                               9.750          5,245,000(l)         5,599,038
 02-15-20                               8.250          3,256,000(l)         3,345,540
Forest Oil Corp.
 02-15-14                               8.500          5,555,000            5,707,763
 06-15-19                               7.250          6,500,000            6,118,125
Hilcorp Energy I LP/Finance Co.
 Senior Unsecured
 11-01-15                               7.750         12,020,000(d)        11,719,499
Petrohawk Energy Corp.
 07-15-13                               9.125          1,145,000(l)         1,173,625
 08-01-14                              10.500          5,895,000(l)         6,233,963
 06-01-15                               7.875          4,364,000(l)         4,227,625
Pioneer Natural Resources Co.
 Senior Unsecured
 01-15-20                               7.500            695,000              705,425
Plains Exploration & Production Co.
 10-15-19                               8.625          5,195,000(l)         5,078,113
Quicksilver Resources, Inc.
 08-01-15                               8.250          7,664,000            7,453,239
 04-01-16                               7.125          5,930,000(l)         5,351,825
 08-15-19                               9.125          4,985,000(l)         4,997,463
Range Resources Corp.
 05-15-16                               7.500          3,250,000            3,258,125
 05-01-18                               7.250          3,010,000            2,991,188
 05-15-19                               8.000         10,835,000           11,160,049
SandRidge Energy, Inc.
 Pay-in-kind
 04-01-15                               8.625          3,915,000(i,l)       3,640,950
Southwestern Energy Co.
 Senior Notes
 02-01-18                               7.500          9,135,000(l)         9,591,749
Venoco, Inc.
 10-01-17                              11.500            432,000              437,400
                                                                      ---------------
Total                                                                     122,814,138
-------------------------------------------------------------------------------------

MEDIA CABLE (4.7%)
Cablevision Systems Corp.
 Senior Notes
 09-15-17                               8.625         15,130,000(d)        15,205,649
CCH II LLC/Capital Corp.
 Senior Notes
 11-30-16                              13.500          9,320,000           10,683,050
CCO Holdings LLC/Capital Corp.
 04-30-18                               7.875          3,390,000(d,l)       3,339,150
 04-30-20                               8.125          1,453,000(d,l)       1,438,470
Cequel Communications Holdings I LLC/Capital Corp.
 Senior Unsecured
 11-15-17                               8.625          7,854,000(d)         7,579,110
CSC Holdings LLC
 Senior Unsecured
 04-15-14                               8.500          3,590,000(d,l)       3,733,600
 06-15-15                               8.500          7,145,000(d,l)       7,395,075
 02-15-19                               8.625          1,395,000(d,l)       1,450,800
DISH DBS Corp.
 02-01-16                               7.125         10,449,000           10,240,020
Mediacom LLC/Capital Corp.
 Senior Notes
 08-15-19                               9.125          5,541,000(d,l)       5,527,148
Videotron Ltee
 04-15-18                               9.125          1,700,000(c)         1,819,000
Virgin Media Finance PLC
 08-15-16                               9.500          3,925,000(c,l)       4,023,125


                             See accompanying Notes to Portfolio of Investments.

--------------------------------------------------------------------------------
                      RIVERSOURCE HIGH YIELD BOND FUND -- 2010 ANNUAL REPORT  25

PORTFOLIO OF INVESTMENTS (continued) -------------------------------------------

BONDS (CONTINUED)
                                    COUPON           PRINCIPAL
ISSUER                               RATE              AMOUNT                VALUE(a)
MEDIA CABLE (CONT.)
Virgin Media Secured Finance PLC
 Senior Secured
 01-15-18                               6.500%        $4,951,000(c,d,l)    $4,777,737
                                                                      ---------------
Total                                                                      77,211,934
-------------------------------------------------------------------------------------

MEDIA NON CABLE (5.4%)
Clear Channel Worldwide Holdings, Inc.
 12-15-17                               9.250          2,333,000(d,l)       2,367,995
 12-15-17                               9.250          8,606,000(d)         8,778,120
Gray Television, Inc.
 Senior Secured
 06-29-15                              10.500          6,225,000(d,l)       5,851,500
Intelsat Jackson Holdings SA
 06-15-16                              11.250          4,755,000(c,l)       5,016,525
Intelsat Subsidiary Holding Co. SA
 01-15-15                               8.875          8,875,000(c,d)       8,941,563
Lamar Media Corp.
 04-01-14                               9.750         10,975,000           11,880,437
Live Nation Entertainment, Inc.
 Senior Unsecured
 05-15-18                               8.125          1,235,000(d)         1,222,650
Nielsen Finance LLC/Co.
 08-01-14                              10.000         11,008,000           11,186,879
 05-01-16                              11.500          2,600,000            2,756,000
Nielsen Finance LLC/Co.
 (Zero coupon through 08-01-11, thereafter 12.500%)
 08-01-16                              10.340            903,000(n)           835,275
Quebecor Media, Inc.
 Senior Unsecured
 03-15-16                               7.750          7,025,000(c)         6,761,563
Salem Communications Corp.
 Senior Secured
 12-15-16                               9.625          4,663,000(l)         4,721,288
Sinclair Television Group, Inc.
 Senior Secured
 11-01-17                               9.250          6,247,000(d,l)       6,153,295
Sirius XM Radio, Inc.
 04-01-15                               8.750          6,320,000(d)         6,193,600
The Interpublic Group of Companies, Inc.
 Senior Unsecured
 07-15-17                              10.000          6,650,000(l)         7,290,063
                                                                      ---------------
Total                                                                      89,956,753
-------------------------------------------------------------------------------------

METALS (2.7%)
Arch Coal, Inc.
 08-01-16                               8.750          6,330,000(d,l)       6,424,950
Consol Energy, Inc.
 04-01-17                               8.000          6,264,000(d)         6,389,280
 04-01-20                               8.250          4,358,000(d,l)       4,445,160
Noranda Aluminum Acquisition Corp.
 Pay-in-kind
 05-15-15                               5.373         34,548,042(i,j)      28,070,284
                                                                      ---------------
Total                                                                      45,329,674
-------------------------------------------------------------------------------------

NON CAPTIVE CONSUMER (0.5%)
American General Finance Corp.
 Senior Unsecured
 07-15-12                               4.875            980,000              882,000
 12-15-17                               6.900         10,150,000            8,018,500
                                                                      ---------------
Total                                                                       8,900,500
-------------------------------------------------------------------------------------

NON CAPTIVE DIVERSIFIED (4.9%)
CIT Group, Inc.
 Senior Secured
 05-01-16                               7.000          2,925,000            2,654,438
 05-01-17                               7.000         30,200,000(l)        27,255,500
Ford Motor Credit Co. LLC
 Senior Unsecured
 08-10-11                               9.875          6,247,000(l)         6,496,880
 04-15-15                               7.000         10,025,000            9,922,434
 12-15-16                               8.000          3,635,000            3,642,059
Ally Financial, Inc.
 12-01-14                               6.750          2,515,000(l)         2,395,538
 03-15-20                               8.000         29,753,000(d)        28,860,409
                                                                      ---------------
Total                                                                      81,227,258
-------------------------------------------------------------------------------------

OIL FIELD SERVICES (2.0%)
Expro Finance Luxembourg SCA
 Senior Secured
 12-15-16                               8.500         16,810,000(c,d)      16,341,217
Key Energy Services, Inc.
 12-01-14                               8.375          2,834,000(l)         2,819,830
McJunkin Red Man Corp.
 Senior Secured
 12-15-16                               9.500         13,996,000(d,l)      13,611,110
                                                                      ---------------
Total                                                                      32,772,157
-------------------------------------------------------------------------------------



See accompanying Notes to Portfolio of Investments.

--------------------------------------------------------------------------------
26  RIVERSOURCE HIGH YIELD BOND FUND -- 2010 ANNUAL REPORT

--------------------------------------------------------------------------------

BONDS (CONTINUED)
                                    COUPON           PRINCIPAL
ISSUER                               RATE              AMOUNT                VALUE(a)

OTHER FINANCIAL INSTITUTIONS (0.9%)
Cardtronics, Inc.
 08-15-13                               9.250%       $14,836,000          $14,836,000
-------------------------------------------------------------------------------------

OTHER INDUSTRY (0.9%)
Aquilex Holdings LLC/Finance Corp.
 Senior Notes
 12-15-16                              11.125          4,530,000(d)         4,563,975
Chart Industries, Inc.
 10-15-15                               9.125          6,575,000            6,575,000
Garda World Security Corp.
 Senior Unsecured
 03-15-17                               9.750            712,000(c,d,l)       721,145
Maxim Crane Works LP
 Senior Secured
 04-15-15                              12.250          3,329,000(d)         3,329,000
                                                                      ---------------
Total                                                                      15,189,120
-------------------------------------------------------------------------------------

PACKAGING (1.9%)
Ball Corp.
 09-01-16                               7.125          1,010,000            1,035,250
 09-01-19                               7.375          1,060,000            1,073,250
 09-15-20                               6.750          2,597,000            2,525,583
Crown Americas LLC/Capital Corp. II
 05-15-17                               7.625          4,225,000(d)         4,246,125
Greif, Inc.
 Senior Unsecured
 08-01-19                               7.750            855,000              873,169
Owens-Brockway Glass Container, Inc.
 05-15-16                               7.375          4,680,000(l)         4,761,900
Reynolds Group Issuer, Inc./LLC
 Senior Notes
 05-15-18                               8.500          5,893,000(d,l)       5,545,956
Reynolds Group Issuer, Inc./LLC
 Senior Secured
 10-15-16                               7.750          4,880,000(d,l)       4,831,200
Silgan Holdings, Inc.
 Senior Unsecured
 08-15-16                               7.250          7,325,000            7,398,249
                                                                      ---------------
Total                                                                      32,290,682
-------------------------------------------------------------------------------------

PAPER (1.9%)
Boise Cascade LLC
 10-15-14                               7.125          6,024,000            5,662,560
Cascades, Inc.
 12-15-17                               7.750          6,545,000(c,d)       6,430,463
 01-15-20                               7.875          7,342,000(c,d,l)     7,158,449
Georgia-Pacific LLC
 06-15-15                               7.700          3,645,000            3,690,563
 05-01-16                               8.250          3,795,000(d)         3,946,800
 01-15-17                               7.125          2,918,000(d)         2,903,410
NewPage Corp.
 Senior Secured
 12-31-14                              11.375            990,000              925,650
                                                                      ---------------
Total                                                                      30,717,895
-------------------------------------------------------------------------------------

PHARMACEUTICALS (0.2%)
Patheon, Inc.
 Senior Secured
 04-15-17                               8.625          3,133,000(c,d)       3,093,838
-------------------------------------------------------------------------------------

RETAILERS (1.5%)
QVC, Inc.
 Senior Secured
 04-15-17                               7.125          4,287,000(d,l)       4,169,108
 10-01-19                               7.500          1,735,000(d)         1,674,275
 10-15-20                               7.375          4,287,000(d)         4,169,108
Rite Aid Corp.
 Senior Secured
 10-15-19                              10.250          2,680,000(l)         2,726,900
Toys R Us Property Co. I LLC
 07-15-17                              10.750          5,876,000(d,l)       6,404,839
Toys R Us Property Co. II LLC
 Senior Secured
 12-01-17                               8.500          6,209,000(d)         6,395,270
                                                                      ---------------
Total                                                                      25,539,500
-------------------------------------------------------------------------------------

TECHNOLOGY (2.9%)
Amkor Technology, Inc.
 Senior Unsecured
 05-01-18                               7.375          3,027,000(d)         2,875,650
Avaya, Inc.
 11-01-15                               9.750          2,020,000(l)         1,949,300
First Data Corp.
 09-24-15                               9.875          5,940,000(l)         4,841,100
 09-24-15                               9.875          5,400,000            4,347,000


                             See accompanying Notes to Portfolio of Investments.

--------------------------------------------------------------------------------
                      RIVERSOURCE HIGH YIELD BOND FUND -- 2010 ANNUAL REPORT  27

PORTFOLIO OF INVESTMENTS (continued) -------------------------------------------

BONDS (CONTINUED)
                                    COUPON           PRINCIPAL
ISSUER                               RATE              AMOUNT                VALUE(a)
TECHNOLOGY (CONT.)
Iron Mountain, Inc.
 Senior Subordinated Notes
 08-15-21                               8.375%        $6,850,000(l)        $6,987,000
NXP BV/Funding LLC
 Senior Secured
 10-15-13                               3.053         11,320,000(c,j)       9,763,500
SS&C Technologies, Inc.
 12-01-13                              11.750          5,558,000            5,822,005
Sungard Data Systems, Inc.
 08-15-15                              10.250          8,035,000(l)         8,125,394
WireCo WorldGroup, Inc.
 Senior Unsecured
 05-15-17                               9.500          3,485,000(d)         3,380,450
                                                                      ---------------
Total                                                                      48,091,399
-------------------------------------------------------------------------------------

TRANSPORTATION SERVICES (0.6%)
American Petroleum Tankers LLC/Co.
 Senior Secured
 05-01-15                              10.250          2,635,000(d)         2,602,063
Avis Budget Car Rental LLC/Finance, Inc.
 03-15-18                               9.625          3,095,000(d)         3,071,788
The Hertz Corp.
 01-01-14                               8.875          3,775,000            3,793,874
                                                                      ---------------
Total                                                                       9,467,725
-------------------------------------------------------------------------------------

WIRELESS (4.4%)
CC Holdings GS V LLC/Crown Castle GS III Corp.
 Senior Secured
 05-01-17                               7.750          2,068,000(d)         2,192,080
Clearwire Communications LLC/Finance, Inc.
 Senior Secured
 12-01-15                              12.000          4,675,500(d,l)       4,511,858
Cricket Communications, Inc.
 Senior Secured
 05-15-16                               7.750         10,420,000(l)        10,576,300
Crown Castle International Corp.
 Senior Unsecured
 11-01-19                               7.125          7,420,000            7,141,750
Nextel Communications, Inc.
 08-01-15                               7.375         13,049,000(l)        12,298,682
SBA Telecommunications, Inc.
 08-15-16                               8.000          6,955,000(d)         7,163,650
 08-15-19                               8.250          4,940,000(d)         5,149,950
Sprint Nextel Corp.
 Senior Unsecured
 12-01-16                               6.000          3,220,000            2,865,800
 08-15-17                               8.375         15,477,000(l)        15,206,152
Wind Acquisition Finance SA
 Secured
 07-15-17                              11.750          6,590,000(c,d,l)     6,721,800
                                                                      ---------------
Total                                                                      73,828,022
-------------------------------------------------------------------------------------

WIRELINES (5.4%)
Frontier Communications Corp.
 Senior Unsecured
 03-15-19                               7.125          8,536,000(l)         7,853,120
Integra Telecom Holdings, Inc.
 Senior Secured
 04-15-16                              10.750          4,225,000(d)         4,098,250
ITC Deltacom, Inc.
 Senior Secured
 04-01-16                              10.500         13,068,000(d,l)      12,904,650
Level 3 Financing, Inc.
 11-01-14                               9.250          2,560,000            2,329,600
 02-15-17                               8.750         15,963,000           13,568,550
 02-01-18                              10.000          3,490,000(d,l)       3,010,125
New Communications Holdings, Inc.
 Senior Notes
 04-15-15                               7.875            957,000(d)           954,608
 04-15-17                               8.250          2,392,000(d,l)       2,359,110
PAETEC Holding Corp.
 06-30-17                               8.875          3,317,000(l)         3,275,538
PAETEC Holding Corp.
 Senior Secured
 06-30-17                               8.875          2,168,000(d)         2,130,060
Qwest Corp.
 Senior Unsecured
 06-01-17                               6.500         16,700,000(l)        16,741,749
tw telecom holdings, inc.
 Senior Notes
 03-01-18                               8.000          2,885,000(d)         2,906,638


See accompanying Notes to Portfolio of Investments.

--------------------------------------------------------------------------------
28  RIVERSOURCE HIGH YIELD BOND FUND -- 2010 ANNUAL REPORT

--------------------------------------------------------------------------------

BONDS (CONTINUED)
                                    COUPON           PRINCIPAL
ISSUER                               RATE              AMOUNT                VALUE(a)
WIRELINES (CONT.)
Windstream Corp.
 08-01-16                               8.625%       $12,242,000          $12,119,580
 03-15-19                               7.000          5,605,000(l)         5,100,550
                                                                      ---------------
Total                                                                      89,352,128
-------------------------------------------------------------------------------------
TOTAL BONDS
(Cost: $1,497,299,581)                                                 $1,541,667,619
-------------------------------------------------------------------------------------



SENIOR LOANS (3.4%)(m)
                                    COUPON           PRINCIPAL
BORROWER                             RATE              AMOUNT                VALUE(a)
AUTOMOTIVE (0.8%)
Ford Motor Co.
 Tranche B1 Term Loan
 12-15-13                         3.310-3.340%       $13,864,624          $12,943,874
-------------------------------------------------------------------------------------

ELECTRIC (0.2%)
Energy Future Holdings Corp.
 Tranche B3 Term Loan
 10-10-14                         3.790-3.797          5,266,419            4,024,229
-------------------------------------------------------------------------------------

ENTERTAINMENT (0.4%)
AMC Entertainment Holdings, Inc.
 Pay-in-kind Term Loan
 06-13-12                         0.000-5.257          6,490,893(i)         6,004,076
-------------------------------------------------------------------------------------

GAMING (0.3%)
Great Lakes Gaming of Michigan LLC
 Development Term Loan
 08-15-12                               9.000          3,232,921(k)         3,127,527
Great Lakes Gaming of Michigan LLC
 Non-Gaming Land Acquisition
 Letter of Credit
 08-15-12                               9.000          1,195,897(k)         1,156,911
Great Lakes Gaming of Michigan LLC
 Transition Term Loan
 08-15-12                               9.000            837,365(k)           810,067
                                                                      ---------------
Total                                                                       5,094,505
-------------------------------------------------------------------------------------

OIL FIELD SERVICES (0.6%)
Dresser, Inc.
 2nd Lien Term Loan
 05-04-15                               6.195         10,434,500            9,860,603
-------------------------------------------------------------------------------------

WIRELINES (1.1%)
FairPoint Communications, Inc.
 Tranche B Term Loan
 03-31-15                               5.000         23,499,270(b,h)      17,830,071
-------------------------------------------------------------------------------------
TOTAL SENIOR LOANS
(Cost: $50,370,752)                                                       $55,757,358
-------------------------------------------------------------------------------------





COMMON STOCKS (--%)
ISSUER                                                 SHARES                VALUE(a)
OIL, GAS & CONSUMABLE FUELS (--%)
Link Energy LLC Unit                                  1,646,684(b,o)           $8,234
-------------------------------------------------------------------------------------

TEXTILES, APPAREL & LUXURY GOODS (--%)
Arena Brands, Inc.                                      111,111(b,g,k)             --
-------------------------------------------------------------------------------------
TOTAL COMMON STOCKS
(Cost: $18,965,223)                                                            $8,234
-------------------------------------------------------------------------------------



OTHER (--%)
ISSUER                                                 SHARES                VALUE(a)
DIVERSIFIED FINANCIAL SERVICES
Varde Fund V LP                                      25,000,000(e,k)         $648,825
-------------------------------------------------------------------------------------
TOTAL OTHER
(Cost: $--)                                                                  $648,825
-------------------------------------------------------------------------------------



MONEY MARKET FUND (3.4%)
                                                       SHARES                VALUE(a)
RiverSource Short-Term Cash Fund, 0.218%             57,135,679(f)        $57,135,679
-------------------------------------------------------------------------------------
TOTAL MONEY MARKET FUND
(Cost: $57,135,679)                                                       $57,135,679
-------------------------------------------------------------------------------------





INVESTMENTS OF CASH COLLATERAL RECEIVED
FOR SECURITIES ON LOAN (19.7%)
                                                       AMOUNT
                                   EFFECTIVE         PAYABLE AT
ISSUER                               YIELD            MATURITY               VALUE(a)
ASSET-BACKED COMMERCIAL PAPER (1.5%)
Rheingold Securitization
 06-28-10                            0.350%          $9,993,875            $9,993,875


                             See accompanying Notes to Portfolio of Investments.

--------------------------------------------------------------------------------
                      RIVERSOURCE HIGH YIELD BOND FUND -- 2010 ANNUAL REPORT  29

PORTFOLIO OF INVESTMENTS (continued) -------------------------------------------

INVESTMENTS OF CASH COLLATERAL RECEIVED
FOR SECURITIES ON LOAN (CONTINUED)
                                                       AMOUNT
                                   EFFECTIVE         PAYABLE AT
ISSUER                               YIELD            MATURITY               VALUE(a)
ASSET-BACKED COMMERCIAL PAPER (CONT.)
Rhein-Main Securitisation
 06-28-10                            0.350%          $9,993,875            $9,993,875
Scaldis Capital LLC
 06-17-10                            0.400            4,998,389             4,998,389
                                                                      ---------------
Total                                                                      24,986,139
-------------------------------------------------------------------------------------

CERTIFICATES OF DEPOSIT (13.8%)
Banco di Brescia
 06-16-10                            0.460            4,996,106             4,996,106
Banco Santander Central Hispano
 06-30-10                            0.380           10,000,000            10,000,000
Bank of Tokyo Securities
 06-24-10                            0.370            9,996,815             9,996,815
Banque Federative du Credit Mutuel
 06-02-10                            0.370            4,995,277             4,995,277
 07-07-10                            0.405            9,989,773             9,989,773
Barclays Bank
 06-10-10                            0.400            2,500,000             2,500,000
 06-14-10                            0.450            5,000,000             5,000,000
BNP Paribas
 06-21-10                            0.520            5,000,000             5,000,000
 10-15-10                            0.407            9,000,000             9,000,000
Clydesdale Bank
 06-11-10                            0.350            5,000,000             5,000,000
 06-17-10                            0.350            5,000,000             5,000,000
Credit Agricole
 10-12-10                            0.410           14,000,000            14,000,000
Credit Suisse
 06-21-10                            0.520            5,000,000             5,000,000
 06-28-10                            0.370            5,000,000             5,000,000
Dexia Bank
 06-18-10                            0.490            4,997,891             4,997,891
Dexia Credit Local
 06-04-10                            0.380           10,000,000            10,000,000
DZ Bank
 07-07-10                            0.400           15,000,000            15,000,000
Erste Bank der Oesterreichischen Sparkassen
 06-03-10                            0.500            4,999,514             4,999,514
Landeskreditbank Baden-Wuerttemberg-Foerderbank
 06-24-10                            0.350           15,000,000            15,000,000
Macquarie Bank
 06-02-10                            0.400            9,999,222             9,999,222
Natixis
 06-18-10                            0.400            4,998,278             4,998,278
Norinchukin Bank
 07-09-10                            0.350           10,000,000            10,000,000
NyKredit Bank
 06-18-10                            0.380            6,000,000             6,000,000
 06-22-10                            0.380            5,000,000             5,000,000
 08-06-10                            0.460            5,000,000             5,000,000
Overseas Chinese Banking Corp.
 08-06-10                            0.420            5,000,000             5,000,000
Pohjola Bank
 06-10-10                            0.320            4,995,914             4,995,914
Royal Bank of Scotland
 08-16-10                            0.540           10,000,000            10,000,000
Sumitomo Mitsui Banking
 06-21-10                            0.400            5,000,000             5,000,000
Unicredit BK
 07-02-10                            0.400            2,000,000             2,000,000
 07-12-10                            0.420           15,000,000            15,000,000
                                                                      ---------------
Total                                                                     228,468,790
-------------------------------------------------------------------------------------

COMMERCIAL PAPER (0.5%)
Toyota Motor Credit
 08-23-10                            0.531            8,987,148             8,987,148
-------------------------------------------------------------------------------------

REPURCHASE AGREEMENTS (3.9%)(p)
BNP Paribas Securities
 dated 05-28-10, matures 06-01-10,
 repurchase price
 $44,242,445                         0.210           44,241,413            44,241,413
Mizuho Securities USA
 dated 05-28-10, matures 06-01-10,
 repurchase price
 $5,000,128                          0.230            5,000,000             5,000,000
Morgan Stanley
 dated 01-21-10, matures 06-28-10,
 repurchase price
 $10,003,617                         0.420           10,000,000            10,000,000


See accompanying Notes to Portfolio of Investments.

--------------------------------------------------------------------------------
30  RIVERSOURCE HIGH YIELD BOND FUND -- 2010 ANNUAL REPORT

--------------------------------------------------------------------------------

INVESTMENTS OF CASH COLLATERAL RECEIVED
FOR SECURITIES ON LOAN (CONTINUED)
                                                       AMOUNT
                                   EFFECTIVE         PAYABLE AT
ISSUER                               YIELD            MATURITY               VALUE(a)
REPURCHASE AGREEMENTS (CONT.)
Morgan Stanley
 dated 03-04-10, matures 06-28-10,
 repurchase price
 $5,002,024                          0.470%          $5,000,000            $5,000,000
                                                                      ---------------
Total                                                                      64,241,413
-------------------------------------------------------------------------------------
TOTAL INVESTMENTS OF CASH COLLATERAL RECEIVED FOR SECURITIES ON LOAN
(Cost: $326,683,490)                                                     $326,683,490
-------------------------------------------------------------------------------------
TOTAL INVESTMENTS IN SECURITIES
(Cost: $1,950,454,725)(q)                                              $1,981,901,205
=====================================================================================




The industries identified above are based on the Global Industry Classification Standard (GICS), which was developed by and is the exclusive property of Morgan Stanley Capital International Inc. and Standard & Poor's, a division of The McGraw-Hill Companies, Inc.

NOTES TO PORTFOLIO OF INVESTMENTS


(a) Securities are valued by using policies described in Note 2 to the financial statements.

(b) Non-income producing. For long-term debt securities, item identified is in default as to payment of interest and/or principal.

(c) Foreign security values are stated in U.S. dollars. For debt securities, principal amounts are denominated in U.S. dollar currency unless otherwise noted. At May 31, 2010, the value of foreign securities, excluding short-term securities, represented 5.56% of net assets.

(d) Represents a security sold under Rule 144A, which is exempt from registration under the Securities Act of 1933, as amended. This security may be determined to be liquid under guidelines established by the Fund's Board of Directors. This security may be resold in transactions exempt from registration, normally to qualified institutional buyers. At May 31, 2010, the value of these securities amounted to $581,291,859 or 35.02% of net assets.

(e) The share amount for Limited Liability Companies (LLC) or Limited Partnerships (LP) represents capital contributions.

(f) Affiliated Money Market Fund -- See Note 8 to the financial statements. The rate shown is the seven-day current annualized yield at May 31, 2010.

(g)  Negligible market value.

(h)  This position is in bankruptcy.

(i) Pay-in-kind securities are securities in which the issuer makes interest or dividend payments in cash or in additional securities. The securities usually have the same terms as the original holdings.


--------------------------------------------------------------------------------
                      RIVERSOURCE HIGH YIELD BOND FUND -- 2010 ANNUAL REPORT  31

PORTFOLIO OF INVESTMENTS (continued) -------------------------------------------

(j) Interest rate varies either based on a predetermined schedule or to reflect current market conditions; rate shown is the effective rate on May 31, 2010.

(k)  Identifies issues considered to be illiquid as to their marketability (see
     Note 2 to the financial statements). The aggregate value of such securities at May 31, 2010 was $12,904,242, representing 0.78% of net assets. Information concerning such security holdings at May 31, 2010 was as follows:

                                           ACQUISITION
     SECURITY                                 DATES                 COST
     ----------------------------------------------------------------------
     Arena Brands, Inc.                     09-03-92             $5,888,888
     Great Lakes Gaming of Michigan
       LLC
       Development Term Loan
       9.000% 2012                   03-02-07 thru 09-15-07       3,205,664
     Great Lakes Gaming of Michigan
       LLC
       Non-Gaming Land Acquisition
       Letter of Credit
       9.000% 2012                   03-02-07 thru 09-15-07       1,185,814
     Great Lakes Gaming of Michigan
       LLC
       Transition Term Loan
       9.000% 2012                   03-02-07 thru 09-15-07         830,305
     United Artists Theatre
       Circuit, Inc.
       1995-A Pass-Through
       Certificates
       9.300% 2015                   12-08-95 thru 04-03-02       5,148,952
     United Artists Theatre
       Circuit, Inc.
       1995-A Pass-Through
       Certificates
       9.300% 2015                          12-06-01              1,462,604
     Varde Fund V LP                 04-27-00 thru 06-19-00             --*


     * The original cost for this position was $25,000,000. From Sept. 29, 2004 through March 7, 2005, $25,000,000 was returned to the Fund in the form of return of capital.

(l) At May 31, 2010, security was partially or fully on loan. See Note 7 to the financial statements.

(m) Senior loans have rates of interest that float periodically based primarily on the London Interbank Offered Rate ("LIBOR") and other short-term rates. Remaining maturities of senior loans may be less than the stated maturities shown as a result of contractual or optional prepayments by the borrower. Such prepayments cannot be predicted with certainty.

(n) For those zero coupons that become coupon paying at a future date, the interest rate disclosed represents the annualized effective yield from the date of acquisition to maturity.

(o) Investments representing 5% or more of the outstanding voting securities of the issuer. Transactions with companies that are or were affiliates during the year ended May 31, 2010 are as follows:

                          BEGINNING   PURCHASE  SALES     ENDING    DIVIDEND
     ISSUER                  COST       COST     COST      COST      INCOME   VALUE(a)
     ---------------------------------------------------------------------------------
     Link Energy LLC
       Unit              $13,076,335     $--     $--   $13,076,335     $--     $8,234




--------------------------------------------------------------------------------
32  RIVERSOURCE HIGH YIELD BOND FUND -- 2010 ANNUAL REPORT

--------------------------------------------------------------------------------

(p) The table below represents securities received as collateral for repurchase agreements. This collateral, which is generally high quality short-term obligations, is deposited with the Fund's custodian and, pursuant to the terms of the repurchase agreement, must have an aggregate market value greater than or equal to the repurchase price plus accrued interest at all times. The market value of securities held as collateral for repurchase agreements is monitored on a daily basis to ensure the existence of the proper level of collateral.

BNP PARIBAS SECURITIES (0.210%)

SECURITY DESCRIPTION                               VALUE(a)
-------------------------------------------------------------
Fannie Mae Pool                                   $32,173,374
Freddie Mac Gold Pool                              12,952,867
-------------------------------------------------------------
Total market value of collateral securities       $45,126,241
-------------------------------------------------------------


MIZUHO SECURITIES USA (0.230%)

SECURITY DESCRIPTION                               VALUE(a)
-------------------------------------------------------------
Fannie Mae Grantor Trust                               $3,553
Fannie Mae Pool                                       359,039
Fannie Mae REMICS                                   2,722,903
Fannie Mae Whole Loan                                  10,117
FHLMC Structured Pass Through Securities                6,733
Freddie Mac Non Gold Pool                              94,529
Freddie Mac REMICS                                  1,352,218
Government National Mortgage Association              550,908
-------------------------------------------------------------
Total market value of collateral securities        $5,100,000
-------------------------------------------------------------


MORGAN STANLEY (0.420%)

SECURITY DESCRIPTION                               VALUE(a)
-------------------------------------------------------------
Abbot Laboratories                                   $380,786
Amsterdam Funding Corp                                  5,290
Atlantic Asset Securities                              83,597
Australia & New Zealand Banking Group Ltd              11,764
Autobahn Funding Co LLC                               609,915
Brown-Forman Corp                                      40,673
BTM Capital Corp                                       29,410
Can Ast & Can Ltd                                     507,337
Colonial Pipeline Co                                    3,765
Concord Min Cptl Co                                    79,294
Crown Point Cap Co                                     41,161
DNB NOR Bank                                          282,322
Ebury Finance Ltd                                     370,248
Emerson Electric Co                                    99,214
Enterprise Funding Co                                     176
Fannie Mae Discount Notes                           1,175,412


--------------------------------------------------------------------------------
                      RIVERSOURCE HIGH YIELD BOND FUND -- 2010 ANNUAL REPORT  33

PORTFOLIO OF INVESTMENTS (continued) -------------------------------------------

NOTES TO PORTFOLIO OF
INVESTMENTS (CONTINUED)



MORGAN STANLEY (0.420%) (CONTINUED)

SECURITY DESCRIPTION                               VALUE(a)
-------------------------------------------------------------
Freddie Mac Discount Notes                           $763,159
Gotham Funding Corp                                       388
Grampian Funding LLC                                  251,193
Grampian Funding Ltd/LLC                              364,926
Halkin Finance LLC                                    263,198
Intesa Funding LLC                                    347,164
Legacy Capital Company                                 35,281
Lexington Parker Cap Corp                              35,281
LMA LMA Americas                                      788,764
Manhattan Asset Funding                               384,694
Market St Funding Corp                                  4,317
MetLife Short Term Funding LLC                        162,047
Nationwide Building Society                            64,292
Paradigm Funding LLC                                  418,780
Romulus Funding Corp                                  211,140
Scaldis & Scaldis                                     493,309
Sheffield Receivable                                  217,407
Silver Tower U S Funding LLC                          177,202
Silver Tower US Fund                                  985,645
Straight-A Funding LLC                                     24
Surrey Funding Corp                                   268,518
Thames Asset Global Securitization                    387,182
Victory Receivables Corporate                           3,435
White Point Funding Inc                                95,276
-------------------------------------------------------------
Total market value of collateral securities       $10,442,986
-------------------------------------------------------------


MORGAN STANLEY (0.470%)

SECURITY DESCRIPTION                               VALUE(a)
-------------------------------------------------------------
Access Group Inc                                      $97,148
Accredited Mortgage Loan Trust                         20,806
ACE Securities Corp                                    14,316
Aegis Asset Backed Securities Trust                     5,866
American Express Credit Account Master Trust            2,413
American Home Mortgage Investment Trust                 5,733
AmeriCredit Automobile Receivables Trust                2,167
Ameriquest Mortgage Securities Inc                          2
Asset Backed Funding Certificates                       9,806
BA Credit Card Trust                                    1,478
Banc of America Commercial Mortgage Inc                60,407
Banc of America Large Loan Inc                         62,625
Bank of America Auto Trust                             17,133
Bank One Issuance Trust                                   696
Bear Stearns Adjustable Rate Mortgage Trust            20,565


--------------------------------------------------------------------------------
34  RIVERSOURCE HIGH YIELD BOND FUND -- 2010 ANNUAL REPORT

--------------------------------------------------------------------------------

NOTES TO PORTFOLIO OF
INVESTMENTS (CONTINUED)



MORGAN STANLEY (0.470%) (CONTINUED)

SECURITY DESCRIPTION                               VALUE(a)
-------------------------------------------------------------
Bear Stearns Commercial Mortgage Securities              $107
Brazos Higher Education Authority                      36,548
Capital One Multi-Asset Execution Trust                12,219
Capital One Prime Auto Receivables Trust                2,230
Chase Issuance Trust                                   16,752
Citibank Credit Card Issuance Trust                    99,064
Citigroup Commercial Mortgage Trust                   123,852
Citigroup Mortgage Loan Trust Inc                       7,482
Citigroup/Deutsche Bank Commercial Mortgage
  Trust                                                84,686
College Loan Corp Trust                                 3,054
Collegiate Funding Services Education Loan
  Trust I                                               1,973
Commercial Mortgage Asset Trust                        33,170
Commercial Mortgage Pass Through Certificates         124,448
Conseco Finance                                         3,037
Countrywide Asset-Backed Certificates                  11,322
Countrywide Home Loan Mortgage Pass Through
  Trust                                                   439
Credit Suisse First Boston Mortgage Securities
  Corp                                                    822
Credit Suisse Mortgage Capital Certificates           123,001
Credit Suisse/Morgan Stanley Commercial
  Mortgage Certificate                                 27,382
Crusade Global Trust                                    1,292
Daimler Chrysler Auto Trust                            10,025
DFR Middle Market CLO Ltd                             138,495
Discover Card Master Trust I                           55,797
Education Funding Capital Trust I                     124,522
Equifirst Mortgage Loan Trust                             987
Equity One ABS Inc                                      5,437
Fannie Mae Discount Notes                             655,247
Fannie Mae REMICS                                      32,233
Fannie Mae Whole Loan                                  80,399
Federal Home Loan Bank Discount Notes                 497,316
Federal National Mortgage Association                  68,181
Financial Asset Securities Corp AAA Trust               4,294
First Franklin Mortgage Loan Asset Backed
  Certificates                                             36
Ford Credit Auto Owner Trust                              151
Franklin Auto Trust                                       864
Freddie Mac Discount Notes                            279,583
GCO Education Loan Funding Trust                        7,767
GE Business Loan Trust                                 16,881
GE Dealer Floorplan Master Note Trust                   4,977
GE Equipment Midticket LLC                              1,614
G-FORCE                                                34,777
GMAC Commercial Mortgage Securities Inc                86,178
Gracechurch Mortgage Financing PLC                         70
Gramercy Real Estate CDO                              275,262
Granite Master Issuer PLC                              87,065


--------------------------------------------------------------------------------
                      RIVERSOURCE HIGH YIELD BOND FUND -- 2010 ANNUAL REPORT  35

PORTFOLIO OF INVESTMENTS (continued) -------------------------------------------

NOTES TO PORTFOLIO OF
INVESTMENTS (CONTINUED)



MORGAN STANLEY (0.470%) (CONTINUED)

SECURITY DESCRIPTION                               VALUE(a)
-------------------------------------------------------------
Granite Mortgages PLC                                  $4,130
Greenwich Capital Commercial Funding Corp                 111
GS Mortgage Securities Corp II                        116,865
Harley-Davidson Motorcycle Trust                        1,212
Home Equity Asset Trust                                   146
Homebanc Mortgage Trust                                 2,341
HSBC Home Equity Loan Trust                            37,086
Impac Secured Assets CMN Owner Trust                    3,445
JP Morgan Chase Commercial Mortgage Securities
  Corp                                                 71,540
LB-UBS Commercial Mortgage Trust                       13,358
Leafs CDO I Ltd                                       214,580
MBNA Credit Card Master Note Trust                    307,125
Medallion Trust                                           963
Merrill Lynch Floating Trust                           35,998
Merrill Lynch Mortgage Trust                           91,147
Morgan Stanley ABS Capital I                           17,691
Morgan Stanley Capital I                                6,022
Morgan Stanley Dean Witter Capital I                      595
Nelnet Education Loan Funding Inc                      27,972
Nelnet Student Loan Trust                                  53
New Valley Generation III                              10,590
Nissan Auto Lease Trust                                47,050
Northstar Education Finance Inc                        51,061
Option One Mortgage Loan Trust                            936
Origen Manufactured Housing                             6,431
Paragon Mortgages PLC                                   3,590
Pennsylvania Higher Education Assistance
  Agency                                               13,331
RMAC PLC                                                6,736
Sargas CLO Ltd                                          1,041
Saxon Asset Securities Trust                           24,303
Sierra CLO I Ltd                                        1,623
SLC Student Loan Trust                                  1,345
SLM Student Loan Trust                                 43,829
Structured Asset Investment Loan Trust                  7,848
Structured Asset Mortgage Investments Inc              34,071
Superannuation Members Home Loans Global Fund           2,422
Terwin Mortgage Trust                                     678
USAA Auto Owner Trust                                      23
Volkswagen Auto Lease Trust                             3,947
Volkswagen Auto Loan Enhanced Trust                       757
Wachovia Auto Loan Owner Trust                          1,396
Wachovia Auto Owner Trust                               2,114


--------------------------------------------------------------------------------
36  RIVERSOURCE HIGH YIELD BOND FUND -- 2010 ANNUAL REPORT

--------------------------------------------------------------------------------

NOTES TO PORTFOLIO OF
INVESTMENTS (CONTINUED)



MORGAN STANLEY (0.470%) (CONTINUED)

SECURITY DESCRIPTION                               VALUE(a)
-------------------------------------------------------------
Wachovia Bank Commercial Mortgage Trust              $437,582
WaMu Mortgage Pass Through Certificates                 9,851
Wells Fargo Mortgage Backed Securities Trust           35,085
Westpac Securitisation Trust                              342
-------------------------------------------------------------
Total market value of collateral securities        $5,202,561
-------------------------------------------------------------


(q) At May 31, 2010, the cost of securities for federal income tax purposes was $1,939,653,121 and the aggregate gross unrealized appreciation and depreciation based on that cost was:

     Unrealized appreciation                         $88,753,513
     Unrealized depreciation                         (46,505,429)
     -----------------------------------------------------------
     Net unrealized appreciation                     $42,248,084
     -----------------------------------------------------------





--------------------------------------------------------------------------------
                      RIVERSOURCE HIGH YIELD BOND FUND -- 2010 ANNUAL REPORT  37

PORTFOLIO OF INVESTMENTS (continued) -------------------------------------------

FAIR VALUE MEASUREMENTS


Generally accepted accounting principles (GAAP) require disclosure regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. In addition, investments shall be disclosed by major category.

The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund's assumptions about the information market participants would use in pricing an investment. An investment's level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset or liability's fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.

Fair value inputs are summarized in the three broad levels listed below:

     - Level 1 -- Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date. Valuation adjustments are not applied to Level 1 investments.

     - Level 2 -- Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).

     - Level 3 -- Valuations based on significant unobservable inputs (including the Fund's own assumptions and judgment in determining the fair value of investments).

Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Fund Administrator, along with any other relevant factors in the calculation of an investment's fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.

Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models rely on one or more significant unobservable inputs and/or significant assumptions by the Fund Administrator. Inputs used in a valuation model

--------------------------------------------------------------------------------
38  RIVERSOURCE HIGH YIELD BOND FUND -- 2010 ANNUAL REPORT

--------------------------------------------------------------------------------
may include, but are not limited to, financial statement analysis, discount rates and estimated cash flows, and comparable company data.

The following table is a summary of the inputs used to value the Fund's investments as of May 31, 2010:

                                                FAIR VALUE AT MAY 31, 2010
                           --------------------------------------------------------------------
                                LEVEL 1            LEVEL 2
                             QUOTED PRICES          OTHER           LEVEL 3
                               IN ACTIVE         SIGNIFICANT      SIGNIFICANT
                              MARKETS FOR        OBSERVABLE      UNOBSERVABLE
DESCRIPTION(a)             IDENTICAL ASSETS        INPUTS           INPUTS            TOTAL
-----------------------------------------------------------------------------------------------
Bonds
  Corporate Debt
    Securities
    Entertainment                     $--                 $--      $7,160,912        $7,160,912
    All Other
     Industries                        --       1,534,506,707              --     1,534,506,707
-----------------------------------------------------------------------------------------------
Total Bonds                            --       1,534,506,707       7,160,912     1,541,667,619
-----------------------------------------------------------------------------------------------
Equity Securities
  Common Stocks
    Oil, Gas &
     Consumable Fuels                  --               8,234              --             8,234
  Other
    Diversified
     Financial
     Services                          --                  --         648,825           648,825
-----------------------------------------------------------------------------------------------
Total Equity Securities                --               8,234         648,825           657,059
-----------------------------------------------------------------------------------------------
Other
  Senior Loans
    Gaming                             --                  --       5,094,505         5,094,505
    All Other
     Industries                        --          50,662,853              --        50,662,853
  Affiliated Money
    Market Fund(b)             57,135,679                  --              --        57,135,679
  Investments of Cash
    Collateral Received
    for Securities on
    Loan                               --         326,683,490              --       326,683,490
-----------------------------------------------------------------------------------------------
Total Other                    57,135,679         377,346,343       5,094,505       439,576,527
-----------------------------------------------------------------------------------------------
Total                         $57,135,679      $1,911,861,284     $12,904,242    $1,981,901,205
-----------------------------------------------------------------------------------------------


(a) See the Portfolio of Investments for all investment classifications not indicated in the table.

(b) Money market fund that is a sweep investment for cash balances in the Fund at May 31, 2010.


--------------------------------------------------------------------------------
                      RIVERSOURCE HIGH YIELD BOND FUND -- 2010 ANNUAL REPORT  39

PORTFOLIO OF INVESTMENTS (continued) -------------------------------------------

The following table is a reconciliation of Level 3 assets for which significant unobservable inputs were used to determine fair value.

                                 CORPORATE
                                   DEBT        COMMON                     SENIOR
                                SECURITIES     STOCKS        OTHER         LOANS         TOTAL
-------------------------------------------------------------------------------------------------
Balance as of May 31, 2009      $8,012,251         $29    $2,538,751    $6,108,368    $16,659,399
  Accrued discounts/premiums        62,817          --            --        23,693         86,510
  Realized gain (loss)              36,180     211,112     1,671,774        20,082      1,939,148
  Change in unrealized
    appreciation
    (depreciation)*                (29,966)        (29)   (1,889,925)      962,793       (957,127)
  Net purchases (sales)           (920,370)   (211,112)   (1,671,775)   (2,020,431)    (4,823,688)
  Transfers in and/or out of
    Level 3                             --          --            --            --             --
-------------------------------------------------------------------------------------------------
Balance as of May 31, 2010      $7,160,912         $--      $648,825    $5,094,505    $12,904,242
-------------------------------------------------------------------------------------------------


* Change in unrealized appreciation (depreciation) relating to securities held at May 31, 2010 was $(957,098), which is comprised of Corporate Debt Securities of $(29,966), Other of $(1,889,925) and Senior Loans of $962,793.



HOW TO FIND INFORMATION ABOUT THE FUND'S QUARTERLY PORTFOLIO HOLDINGS

(i) The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (Commission) for the first and third quarters of each fiscal year on Form N-Q;

(ii) The Fund's Forms N-Q are available on the Commission's website at http://www.sec.gov;

(iii)The Fund's Forms N-Q may be reviewed and copied at the Commission's Public Reference Room in Washington, DC (information on the operations of the Public Reference Room may be obtained by calling 800.SEC.0330); and

(iv) The Fund's complete schedule of portfolio holdings, as filed on Form N-Q, can be obtained without charge, upon request, by calling 800.221.2450.


--------------------------------------------------------------------------------
40  RIVERSOURCE HIGH YIELD BOND FUND -- 2010 ANNUAL REPORT

STATEMENT OF ASSETS AND LIABILITIES --------------------------------------------
MAY 31, 2010


ASSETS
Investments in securities, at value
  Unaffiliated issuers* (identified cost $1,553,559,221)           $1,598,073,802
  Affiliated money market fund (identified cost $57,135,679)           57,135,679
  Investments of cash collateral received for securities on loan
    (identified cost $326,683,490)                                    326,683,490
  Other affiliated issuers (identified cost $13,076,335)                    8,234
---------------------------------------------------------------------------------
Total investments in securities (identified cost $1,950,454,725)    1,981,901,205
Capital shares receivable                                                 984,358
Dividends and accrued interest receivable                              35,089,348
Receivable for investment securities sold                              35,385,133
---------------------------------------------------------------------------------
Total assets                                                        2,053,360,044
---------------------------------------------------------------------------------
LIABILITIES
Dividends payable to shareholders                                       2,775,627
Capital shares payable                                                 46,693,099
Payable for investment securities purchased                            16,741,620
Payable upon return of securities loaned                              326,683,490
Accrued investment management services fees                                26,359
Accrued distribution fees                                                 318,322
Accrued transfer agency fees                                                6,998
Accrued administrative services fees                                        2,932
Accrued plan administration services fees                                  10,625
Other accrued expenses                                                    386,846
---------------------------------------------------------------------------------
Total liabilities                                                     393,645,918
---------------------------------------------------------------------------------
Net assets applicable to outstanding capital stock                 $1,659,714,126
---------------------------------------------------------------------------------

REPRESENTED BY
Capital stock -- $.01 par value                                    $    6,366,371
Additional paid-in capital                                          2,427,621,104
Excess of distributions over net investment income                     (2,060,297)
Accumulated net realized gain (loss)                                 (803,659,532)
Unrealized appreciation (depreciation) on investments
  and on translation of assets and liabilities in foreign
  currencies                                                           31,446,480
---------------------------------------------------------------------------------
Total -- representing net assets applicable to outstanding
  capital stock                                                    $1,659,714,126
---------------------------------------------------------------------------------
*Value of securities on loan                                       $  320,892,350
---------------------------------------------------------------------------------




--------------------------------------------------------------------------------
                      RIVERSOURCE HIGH YIELD BOND FUND -- 2010 ANNUAL REPORT  41

STATEMENT OF ASSETS AND LIABILITIES (continued) ------------------------------- MAY 31, 2010

NET ASSET VALUE PER SHARE
                           NET ASSETS   SHARES OUTSTANDING   NET ASSET VALUE PER SHARE
Class A                $1,192,635,686          457,046,893                       $2.61(1)
Class B                $   91,104,344           34,942,309                       $2.61
Class C                $   70,488,596           27,193,543                       $2.59
Class I                $  144,202,631           55,371,206                       $2.60
Class R2               $    5,689,581            2,174,204                       $2.62
Class R3               $    4,003,157            1,526,132                       $2.62
Class R4               $   43,405,874           16,621,906                       $2.61
Class R5               $    7,957,720            3,054,300                       $2.61
Class W                $  100,226,537           38,706,595                       $2.59
--------------------------------------------------------------------------------------



(1) The maximum offering price per share for Class A is $2.74. The offering price is calculated by dividing the net asset value by 1.0 minus the maximum sales charge of 4.75%.

The accompanying Notes to Financial Statements are an integral part of this statement.


--------------------------------------------------------------------------------
42  RIVERSOURCE HIGH YIELD BOND FUND -- 2010 ANNUAL REPORT

STATEMENT OF OPERATIONS --------------------------------------------------------
YEAR ENDED MAY 31, 2010


INVESTMENT INCOME
Income:
Interest                                                            149,197,276
Income distributions from affiliated money market fund                  187,733
Income from securities lending -- net                                   428,574
-------------------------------------------------------------------------------
Total income                                                        149,813,583
-------------------------------------------------------------------------------
Expenses:
Investment management services fees                                   9,691,900
Distribution fees
  Class A                                                             3,126,170
  Class B                                                             1,016,761
  Class C                                                               599,062
  Class R2                                                               19,571
  Class R3                                                                5,898
  Class W                                                               263,891
Transfer agency fees
  Class A                                                             2,016,151
  Class B                                                               175,481
  Class C                                                               100,577
  Class R2                                                                1,957
  Class R3                                                                1,180
  Class R4                                                               10,497
  Class R5                                                                1,058
  Class W                                                               211,113
Administrative services fees                                          1,077,547
Plan administration services fees
  Class R2                                                                9,786
  Class R3                                                                5,898
  Class R4                                                               52,486
Compensation of board members                                            52,774
Custodian fees                                                           55,054
Printing and postage                                                    184,187
Registration fees                                                       126,700
Professional fees                                                        66,664
Other                                                                   112,547
-------------------------------------------------------------------------------
Total expenses                                                       18,984,910
  Expenses waived/reimbursed by the Investment Manager and its
    affiliates                                                         (998,451)
-------------------------------------------------------------------------------
Total net expenses                                                   17,986,459
-------------------------------------------------------------------------------
Investment income (loss) -- net                                     131,827,124
-------------------------------------------------------------------------------



--------------------------------------------------------------------------------
                      RIVERSOURCE HIGH YIELD BOND FUND -- 2010 ANNUAL REPORT  43

STATEMENT OF OPERATIONS (continued)  -------------------------------------------
YEAR ENDED MAY 31, 2010

REALIZED AND UNREALIZED GAIN (LOSS) -- NET
Net realized gain (loss) on security transactions                  $ 26,580,303
Net change in unrealized appreciation (depreciation) on
  investments
  and on translation of assets and liabilities in foreign
  currencies                                                        158,696,241
-------------------------------------------------------------------------------
Net gain (loss) on investments and foreign currencies               185,276,544
-------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting from operations    $317,103,668
-------------------------------------------------------------------------------



The accompanying Notes to Financial Statements are an integral part of this statement.


--------------------------------------------------------------------------------
44  RIVERSOURCE HIGH YIELD BOND FUND -- 2010 ANNUAL REPORT

STATEMENTS OF CHANGES IN NET ASSETS --------------------------------------------


YEAR ENDED MAY 31,                                                           2010            2009
OPERATIONS AND DISTRIBUTIONS
Investment income (loss) -- net                                    $  131,827,124  $  105,955,048
Net realized gain (loss) on security transactions                      26,580,303    (133,005,757)
Net change in unrealized appreciation (depreciation) on
  investments and on translation of assets and liabilities in
  foreign currencies                                                  158,696,241     (65,412,282)
-------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting from operations       317,103,668     (92,462,991)
-------------------------------------------------------------------------------------------------
Distributions to shareholders from:
  Net investment income
    Class A                                                           (99,879,585)    (87,064,573)
    Class B                                                            (7,412,062)    (10,204,273)
    Class C                                                            (4,499,692)     (1,419,091)
    Class I                                                           (10,298,007)     (6,378,537)
    Class R2                                                             (315,207)           (906)
    Class R3                                                             (181,156)        (49,775)
    Class R4                                                           (1,639,817)       (126,080)
    Class R5                                                             (168,442)           (389)
    Class W                                                            (7,962,736)     (1,249,996)
-------------------------------------------------------------------------------------------------
Total distributions                                                  (132,356,704)   (106,493,620)
-------------------------------------------------------------------------------------------------



--------------------------------------------------------------------------------
                      RIVERSOURCE HIGH YIELD BOND FUND -- 2010 ANNUAL REPORT  45

STATEMENTS OF CHANGES IN NET ASSETS (continued) --------------------------------

YEAR ENDED MAY 31,                                                           2010            2009
CAPITAL SHARE TRANSACTIONS
Proceeds from sales
  Class A shares                                                   $  301,552,616  $  287,786,602
  Class B shares                                                       10,688,392      17,789,456
  Class C shares                                                       15,961,594       9,526,472
  Class I shares                                                       73,158,420      27,527,076
  Class R2 shares                                                       2,385,224          73,762
  Class R3 shares                                                       3,194,353       1,258,093
  Class R4 shares                                                      42,615,555       2,019,375
  Class R5 shares                                                       8,350,378              --
  Class W shares                                                      175,304,939       6,249,862
Fund merger (Note 10)
  Class A shares                                                      113,287,340             N/A
  Class B shares                                                        8,002,554             N/A
  Class C shares                                                       42,378,925             N/A
  Class R2 shares                                                       4,558,622             N/A
  Class R5 shares                                                         221,399             N/A
Reinvestment of distributions at net asset value
  Class A shares                                                       66,030,300      63,288,333
  Class B shares                                                        5,765,577       7,988,478
  Class C shares                                                        2,651,298       1,090,716
  Class I shares                                                       10,116,548       6,348,382
  Class R2 shares                                                          68,599             334
  Class R3 shares                                                         175,522          48,369
  Class R4 shares                                                       1,558,294         123,752
  Class R5 shares                                                         149,976              --
  Class W shares                                                        7,805,404       1,254,750
Conversions from Class B to Class A
  Class A shares                                                       25,684,845      23,054,007
  Class B shares                                                      (25,684,845)    (23,054,007)
Payments for redemptions
  Class A shares                                                     (462,521,364)   (343,721,357)
  Class B shares                                                      (31,258,765)    (43,033,522)
  Class C shares                                                      (17,416,941)     (5,703,753)
  Class I shares                                                      (25,422,848)    (23,557,298)
  Class R2 shares                                                      (1,563,175)        (67,143)
  Class R3 shares                                                        (763,809)       (154,516)
  Class R4 shares                                                      (3,604,930)       (703,365)
  Class R5 shares                                                        (696,011)             --
  Class W shares                                                      (96,993,293)    (19,075,497)
-------------------------------------------------------------------------------------------------
Increase (decrease) in net assets from capital share transactions     255,740,693      (3,642,639)
-------------------------------------------------------------------------------------------------
Proceeds from regulatory settlement (Note 11)                              93,099              --
-------------------------------------------------------------------------------------------------

Total increase (decrease) in net assets                               440,580,756    (202,599,250)
Net assets at beginning of year                                     1,219,133,370   1,421,732,620
-------------------------------------------------------------------------------------------------
Net assets at end of year                                          $1,659,714,126  $1,219,133,370
-------------------------------------------------------------------------------------------------
Excess of distributions over net investment income                 $   (2,060,297) $   (1,829,264)
-------------------------------------------------------------------------------------------------


Certain line items from the prior year have been renamed to conform to the current year presentation.

The accompanying Notes to Financial Statements are an integral part of this statement.


--------------------------------------------------------------------------------
46  RIVERSOURCE HIGH YIELD BOND FUND -- 2010 ANNUAL REPORT

FINANCIAL HIGHLIGHTS -----------------------------------------------------------

The following tables are intended to help you understand the Fund's financial performance. Certain information reflects financial results for a single share of a class held for the periods shown. For periods ended 2008 and after, per share net investment income (loss) amounts are calculated based on average shares outstanding during the period. Total returns assume reinvestment of all dividends and distributions. Total returns do not reflect payment of sales charges, if any, and are not annualized for periods of less than one year.

                                                                     YEAR ENDED MAY 31,
CLASS A                                            ------------------------------------------------------
PER SHARE DATA                                      2010        2009        2008        2007        2006
Net asset value, beginning of period                $2.30       $2.74       $3.02       $2.89       $2.86
---------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                          .20         .22         .22         .20         .20
Net gains (losses) (both realized and
 unrealized)                                          .31        (.44)       (.29)        .15         .03
---------------------------------------------------------------------------------------------------------
Total from investment operations                      .51        (.22)       (.07)        .35         .23
---------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Dividends from net investment income                 (.20)       (.22)       (.21)       (.22)       (.20)
Tax return of capital                                  --          --        (.00)(a)      --          --
---------------------------------------------------------------------------------------------------------
Total distributions                                  (.20)       (.22)       (.21)       (.22)       (.20)
---------------------------------------------------------------------------------------------------------
Proceeds from regulatory settlement                   .00(a)       --          --          --          --
---------------------------------------------------------------------------------------------------------
Net asset value, end of period                      $2.61       $2.30       $2.74       $3.02       $2.89
---------------------------------------------------------------------------------------------------------
TOTAL RETURN                                       22.80%(b)   (7.04%)     (2.40%)     12.77%(c)    8.27%
---------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS(d)
Gross expenses prior to expense
 waiver/reimbursement                               1.09%       1.14%       1.13%       1.08%       1.08%
---------------------------------------------------------------------------------------------------------
Net expenses after expense
 waiver/reimbursement(e)                            1.03%       1.02%       1.10%       1.08%       1.08%
---------------------------------------------------------------------------------------------------------
Net investment income (loss)                        7.95%       9.85%       7.71%       6.94%       6.78%
---------------------------------------------------------------------------------------------------------
SUPPLEMENTAL DATA
Net assets, end of period (in millions)            $1,193      $1,004      $1,134      $1,463      $1,535
---------------------------------------------------------------------------------------------------------
Portfolio turnover rate                               94%         83%         64%         95%         93%
---------------------------------------------------------------------------------------------------------



See accompanying Notes to Financial Highlights.


--------------------------------------------------------------------------------
                      RIVERSOURCE HIGH YIELD BOND FUND -- 2010 ANNUAL REPORT  47

FINANCIAL HIGHLIGHTS (continued) -----------------------------------------------

                                                                     YEAR ENDED MAY 31,
CLASS B                                            -----------------------------------------------------
PER SHARE DATA                                      2010        2009        2008        2007        2006
Net asset value, beginning of period                $2.30       $2.74       $3.02       $2.89      $2.86
--------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                          .18         .20         .19         .18        .18
Net gains (losses) (both realized and
 unrealized)                                          .31        (.44)       (.29)        .15        .03
--------------------------------------------------------------------------------------------------------
Total from investment operations                      .49        (.24)       (.10)        .33        .21
--------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Dividends from net investment income                 (.18)       (.20)       (.18)       (.20)      (.18)
Tax return of capital                                  --          --        (.00)(a)      --         --
--------------------------------------------------------------------------------------------------------
Total distributions                                  (.18)       (.20)       (.18)       (.20)      (.18)
--------------------------------------------------------------------------------------------------------
Proceeds from regulatory settlement                   .00(a)       --          --          --         --
--------------------------------------------------------------------------------------------------------
Net asset value, end of period                      $2.61       $2.30       $2.74       $3.02      $2.89
--------------------------------------------------------------------------------------------------------
TOTAL RETURN                                       21.88%(b)   (7.77%)     (3.17%)     11.91%(c)   7.45%
--------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS(d)
Gross expenses prior to expense
 waiver/reimbursement                               1.85%       1.90%       1.89%       1.84%      1.83%
--------------------------------------------------------------------------------------------------------
Net expenses after expense
 waiver/reimbursement(e)                            1.79%       1.78%       1.86%       1.84%      1.83%
--------------------------------------------------------------------------------------------------------
Net investment income (loss)                        7.19%       8.98%       6.92%       6.18%      6.00%
--------------------------------------------------------------------------------------------------------
SUPPLEMENTAL DATA
Net assets, end of period (in millions)               $91        $110        $174        $321       $433
--------------------------------------------------------------------------------------------------------
Portfolio turnover rate                               94%         83%         64%         95%        93%
--------------------------------------------------------------------------------------------------------



See accompanying Notes to Financial Highlights.


--------------------------------------------------------------------------------
48  RIVERSOURCE HIGH YIELD BOND FUND -- 2010 ANNUAL REPORT

--------------------------------------------------------------------------------

                                                                     YEAR ENDED MAY 31,
CLASS C                                            -----------------------------------------------------
PER SHARE DATA                                      2010        2009        2008        2007        2006
Net asset value, beginning of period                $2.28       $2.72       $3.00       $2.87      $2.84
--------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                          .18         .20         .19         .18        .18
Net gains (losses) (both realized and
 unrealized)                                          .31        (.44)       (.29)        .15        .03
--------------------------------------------------------------------------------------------------------
Total from investment operations                      .49        (.24)       (.10)        .33        .21
--------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Dividends from net investment income                 (.18)       (.20)       (.18)       (.20)      (.18)
Tax return of capital                                  --          --        (.00)(a)      --         --
--------------------------------------------------------------------------------------------------------
Total distributions                                  (.18)       (.20)       (.18)       (.20)      (.18)
--------------------------------------------------------------------------------------------------------
Proceeds from regulatory settlement                   .00(a)       --          --          --         --
--------------------------------------------------------------------------------------------------------
Net asset value, end of period                      $2.59       $2.28       $2.72       $3.00      $2.87
--------------------------------------------------------------------------------------------------------
TOTAL RETURN                                       22.01%(b)   (7.86%)     (3.21%)     11.95%(c)   7.47%
--------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS(d)
Gross expenses prior to expense
 waiver/reimbursement                               1.85%       1.89%       1.88%       1.83%      1.83%
--------------------------------------------------------------------------------------------------------
Net expenses after expense
 waiver/reimbursement(e)                            1.79%       1.77%       1.86%       1.83%      1.83%
--------------------------------------------------------------------------------------------------------
Net investment income (loss)                        7.14%       9.11%       6.95%       6.18%      6.02%
--------------------------------------------------------------------------------------------------------
SUPPLEMENTAL DATA
Net assets, end of period (in millions)               $70         $22         $19         $26        $28
--------------------------------------------------------------------------------------------------------
Portfolio turnover rate                               94%         83%         64%         95%        93%
--------------------------------------------------------------------------------------------------------



See accompanying Notes to Financial Highlights.


--------------------------------------------------------------------------------
                      RIVERSOURCE HIGH YIELD BOND FUND -- 2010 ANNUAL REPORT  49

FINANCIAL HIGHLIGHTS (continued) -----------------------------------------------

                                                                     YEAR ENDED MAY 31,
CLASS I                                            -----------------------------------------------------
PER SHARE DATA                                      2010        2009        2008        2007        2006
Net asset value, beginning of period                $2.29       $2.73       $3.02       $2.89      $2.86
--------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                          .21         .23         .23         .21        .21
Net gains (losses) (both realized and
 unrealized)                                          .31        (.44)       (.30)        .16        .03
--------------------------------------------------------------------------------------------------------
Total from investment operations                      .52        (.21)       (.07)        .37        .24
--------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Dividends from net investment income                 (.21)       (.23)       (.22)       (.24)      (.21)
Tax return of capital                                  --          --        (.00)(a)      --         --
--------------------------------------------------------------------------------------------------------
Total distributions                                  (.21)       (.23)       (.22)       (.24)      (.21)
--------------------------------------------------------------------------------------------------------
Proceeds from regulatory settlement                   .00(a)       --          --          --         --
--------------------------------------------------------------------------------------------------------
Net asset value, end of period                      $2.60       $2.29       $2.73       $3.02      $2.89
--------------------------------------------------------------------------------------------------------
TOTAL RETURN                                       23.35%(b)   (6.75%)     (2.36%)     13.21%(c)   8.69%
--------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS(d)
Gross expenses prior to expense
 waiver/reimbursement                                .68%        .70%        .72%        .67%       .69%
--------------------------------------------------------------------------------------------------------
Net expenses after expense
 waiver/reimbursement(e)                             .63%        .65%        .69%        .67%       .69%
--------------------------------------------------------------------------------------------------------
Net investment income (loss)                        8.36%      10.34%       8.13%       7.37%      7.49%
--------------------------------------------------------------------------------------------------------
SUPPLEMENTAL DATA
Net assets, end of period (in millions)              $144         $74         $72         $97        $24
--------------------------------------------------------------------------------------------------------
Portfolio turnover rate                               94%         83%         64%         95%        93%
--------------------------------------------------------------------------------------------------------



See accompanying Notes to Financial Highlights.


--------------------------------------------------------------------------------
50  RIVERSOURCE HIGH YIELD BOND FUND -- 2010 ANNUAL REPORT

--------------------------------------------------------------------------------

                                                                YEAR ENDED MAY 31,
CLASS R2                                           -------------------------------------------
PER SHARE DATA                                      2010        2009        2008       2007(f)
Net asset value, beginning of period                $2.30       $2.74       $3.02       $2.95
----------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                          .20         .21         .21         .11
Net gains (losses) (both realized and
 unrealized)                                          .31        (.44)       (.29)        .05
----------------------------------------------------------------------------------------------
Total from investment operations                      .51        (.23)       (.08)        .16
----------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Dividends from net investment income                 (.19)       (.21)       (.20)       (.09)
----------------------------------------------------------------------------------------------
Proceeds from regulatory settlement                   .00(a)       --          --          --
----------------------------------------------------------------------------------------------
Net asset value, end of period                      $2.62       $2.30       $2.74       $3.02
----------------------------------------------------------------------------------------------
TOTAL RETURN                                       22.79%(b)   (7.38%)     (2.75%)      5.72%
----------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS(d)
Gross expenses prior to expense
 waiver/reimbursement                               1.48%       1.52%       1.51%       1.45%(g)
----------------------------------------------------------------------------------------------
Net expenses after expense
 waiver/reimbursement(e)                            1.43%       1.39%       1.25%       1.45%(g)
----------------------------------------------------------------------------------------------
Net investment income (loss)                        7.46%       9.46%       7.63%       6.58%(g)
----------------------------------------------------------------------------------------------
SUPPLEMENTAL DATA
Net assets, end of period (in millions)                $6         $--         $--         $--
----------------------------------------------------------------------------------------------
Portfolio turnover rate                               94%         83%         64%         95%
----------------------------------------------------------------------------------------------



See accompanying Notes to Financial Highlights.


--------------------------------------------------------------------------------
                      RIVERSOURCE HIGH YIELD BOND FUND -- 2010 ANNUAL REPORT  51

FINANCIAL HIGHLIGHTS (continued) -----------------------------------------------

                                                                YEAR ENDED MAY 31,
CLASS R3                                           -------------------------------------------
PER SHARE DATA                                      2010        2009        2008       2007(f)
Net asset value, beginning of period                $2.31       $2.74       $3.02       $2.95
----------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                          .20         .22         .22         .11
Net gains (losses) (both realized and
 unrealized)                                          .31        (.43)       (.29)        .06
----------------------------------------------------------------------------------------------
Total from investment operations                      .51        (.21)       (.07)        .17
----------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Dividends from net investment income                 (.20)       (.22)       (.21)       (.10)
----------------------------------------------------------------------------------------------
Proceeds from regulatory settlement                   .00(a)       --          --          --
----------------------------------------------------------------------------------------------
Net asset value, end of period                      $2.62       $2.31       $2.74       $3.02
----------------------------------------------------------------------------------------------
TOTAL RETURN                                       22.56%(b)   (6.70%)     (2.47%)      5.85%
----------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS(d)
Gross expenses prior to expense
 waiver/reimbursement                               1.23%       1.25%       1.26%       1.20%(g)
----------------------------------------------------------------------------------------------
Net expenses after expense
 waiver/reimbursement(e)                            1.18%       1.20%        .99%       1.20%(g)
----------------------------------------------------------------------------------------------
Net investment income (loss)                        7.81%      11.09%       7.82%       6.84%(g)
----------------------------------------------------------------------------------------------
SUPPLEMENTAL DATA
Net assets, end of period (in millions)                $4          $1         $--         $--
----------------------------------------------------------------------------------------------
Portfolio turnover rate                               94%         83%         64%         95%
----------------------------------------------------------------------------------------------



See accompanying Notes to Financial Highlights.


--------------------------------------------------------------------------------
52  RIVERSOURCE HIGH YIELD BOND FUND -- 2010 ANNUAL REPORT

--------------------------------------------------------------------------------

                                                                     YEAR ENDED MAY 31,
CLASS R4                                           -----------------------------------------------------
PER SHARE DATA                                      2010        2009        2008        2007        2006
Net asset value, beginning of period                $2.30       $2.74       $3.01       $2.89      $2.86
--------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                          .21         .22         .23         .21        .21
Net gains (losses) (both realized and
 unrealized)                                          .30        (.43)       (.29)        .14        .02
--------------------------------------------------------------------------------------------------------
Total from investment operations                      .51        (.21)       (.06)        .35        .23
--------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Dividends from net investment income                 (.20)       (.23)       (.21)       (.23)      (.20)
Tax return of capital                                  --          --        (.00)(a)      --         --
--------------------------------------------------------------------------------------------------------
Total distributions                                  (.20)       (.23)       (.21)       (.23)      (.20)
--------------------------------------------------------------------------------------------------------
Proceeds from regulatory settlement                   .00(a)       --          --          --         --
--------------------------------------------------------------------------------------------------------
Net asset value, end of period                      $2.61       $2.30       $2.74       $3.01      $2.89
--------------------------------------------------------------------------------------------------------
TOTAL RETURN                                       22.92%(b)   (6.86%)     (1.87%)     12.56%(c)   8.45%
--------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS(d)
Gross expenses prior to expense
 waiver/reimbursement                                .99%       1.00%       1.02%        .94%       .90%
--------------------------------------------------------------------------------------------------------
Net expenses after expense
 waiver/reimbursement(e)                             .93%        .87%        .76%(h)     .93%       .90%
--------------------------------------------------------------------------------------------------------
Net investment income (loss)                        8.05%      10.46%       8.07%       7.10%      6.96%
--------------------------------------------------------------------------------------------------------
SUPPLEMENTAL DATA
Net assets, end of period (in millions)               $43          $2          $1          $1         $1
--------------------------------------------------------------------------------------------------------
Portfolio turnover rate                               94%         83%         64%         95%        93%
--------------------------------------------------------------------------------------------------------



See accompanying Notes to Financial Highlights.


--------------------------------------------------------------------------------
                      RIVERSOURCE HIGH YIELD BOND FUND -- 2010 ANNUAL REPORT  53

FINANCIAL HIGHLIGHTS (continued) -----------------------------------------------

                                                                YEAR ENDED MAY 31,
CLASS R5                                           -------------------------------------------
PER SHARE DATA                                      2010        2009        2008       2007(f)
Net asset value, beginning of period                $2.30       $2.74       $3.02       $2.95
----------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                          .21         .23         .22         .12
Net gains (losses) (both realized and
 unrealized)                                          .31        (.44)       (.28)        .05
----------------------------------------------------------------------------------------------
Total from investment operations                      .52        (.21)       (.06)        .17
----------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Dividends from net investment income                 (.21)       (.23)       (.22)       (.10)
----------------------------------------------------------------------------------------------
Proceeds from regulatory settlement                   .00(a)       --          --          --
----------------------------------------------------------------------------------------------
Net asset value, end of period                      $2.61       $2.30       $2.74       $3.02
----------------------------------------------------------------------------------------------
TOTAL RETURN                                       23.22%(b)   (6.73%)     (2.06%)      6.09%
----------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS(d)
Gross expenses prior to expense
 waiver/reimbursement                                .73%        .75%        .78%        .71%(g)
----------------------------------------------------------------------------------------------
Net expenses after expense
 waiver/reimbursement(e)                             .68%        .70%        .75%        .71%(g)
----------------------------------------------------------------------------------------------
Net investment income (loss)                        8.18%      10.19%       8.06%       7.33%(g)
----------------------------------------------------------------------------------------------
SUPPLEMENTAL DATA
Net assets, end of period (in millions)                $8         $--         $--         $--
----------------------------------------------------------------------------------------------
Portfolio turnover rate                               94%         83%         64%         95%
----------------------------------------------------------------------------------------------



See accompanying Notes to Financial Highlights.


--------------------------------------------------------------------------------
54  RIVERSOURCE HIGH YIELD BOND FUND -- 2010 ANNUAL REPORT

--------------------------------------------------------------------------------

                                                                YEAR ENDED MAY 31,
                                                   -------------------------------------------
CLASS W                                             2010        2009        2008       2007(i)
Net asset value, beginning of period                $2.28       $2.71       $3.00       $2.94
----------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                          .20         .22         .21         .11
Net gains (losses) (both realized and
 unrealized)                                          .31        (.43)       (.30)        .07
----------------------------------------------------------------------------------------------
Total from investment operations                      .51        (.21)       (.09)        .18
----------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Dividends from net investment income                 (.20)       (.22)       (.20)       (.12)
Tax return of capital                                  --          --        (.00)(a)      --
----------------------------------------------------------------------------------------------
Total distributions                                  (.20)       (.22)       (.20)       (.12)
----------------------------------------------------------------------------------------------
Proceeds from regulatory settlement                   .00(a)       --          --          --
----------------------------------------------------------------------------------------------
Net asset value, end of period                      $2.59       $2.28       $2.71       $3.00
----------------------------------------------------------------------------------------------
TOTAL RETURN                                       22.82%(b)   (6.91%)     (2.87%)      6.20%
----------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS(d)
Gross expenses prior to expense
 waiver/reimbursement                               1.12%       1.16%       1.17%       1.06%(g)
----------------------------------------------------------------------------------------------
Net expenses after expense
 waiver/reimbursement(e)                            1.08%       1.10%       1.14%(h)    1.06%(g)
----------------------------------------------------------------------------------------------
Net investment income (loss)                        7.68%       9.51%       7.59%       6.05%(g)
----------------------------------------------------------------------------------------------
SUPPLEMENTAL DATA
Net assets, end of period (in millions)              $100          $6         $23         $30
----------------------------------------------------------------------------------------------
Portfolio turnover rate                               94%         83%         64%         95%
----------------------------------------------------------------------------------------------


NOTES TO FINANCIAL HIGHLIGHTS
(a) Rounds to less than $0.01 per share.
(b) During the year ended May 31, 2010, the Fund received proceeds from a regulatory settlement. Had the Fund not received these proceeds, the total return would have been lower by 0.01%.
(c) During the year ended May 31, 2007, Ameriprise Financial reimbursed the Fund for a loss on a trading error. Had the Fund not received this reimbursement, total return would have been lower by 0.01%.
(d) In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.
(e) The Investment Manager and its affiliates agreed to waive/reimburse certain fees and expenses (excluding fees and expenses of acquired funds).
(f) For the period from Dec. 11, 2006 (when shares became publicly available) to May 31, 2007.
(g) Annualized.
(h) For the year ended May 31, 2008, the ratio of net expenses after reduction for waiver/reimbursement, if any, and after reduction for earnings/bank fee credits was 0.75% for Class R4 and 1.13% for Class W.
(i) For the period from Dec. 1, 2006 (when shares became publicly available) to May 31, 2007.

The accompanying Notes to Financial Statements are an integral part of this statement.


--------------------------------------------------------------------------------
                      RIVERSOURCE HIGH YIELD BOND FUND -- 2010 ANNUAL REPORT  55

NOTES TO FINANCIAL STATEMENTS --------------------------------------------------

1. ORGANIZATION

RiverSource High Yield Bond Fund (the Fund) is a series of RiverSource High Yield Income Series, Inc. (the Corporation) and is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as a diversified, open-end management investment company. The Corporation has 10 billion authorized shares of capital stock that can be allocated among the separate series as designated by the Corporation's Board of Directors (the Board). The Fund invests primarily in high-yielding, high risk corporate bonds, commonly known as junk bonds.

The Fund offers Class A, Class B, Class C, Class I, Class R2, Class R3, Class R4, Class R5 and Class W shares.

- Class A shares are offered with a front-end sales charge, which may be waived under certain circumstances.

- Class B shares may be subject to a contingent deferred sales charge (CDSC) and automatically convert to Class A shares one month after the completion of the eighth year of ownership if originally purchased in a RiverSource fund on or after May 21, 2005 or originally purchased in a Seligman fund on or after June 13, 2009. Class B shares originally purchased in a RiverSource fund prior to May 21, 2005 will convert to Class A shares in the ninth calendar year of ownership. Class B shares originally purchased in a Seligman fund prior to June 13, 2009 will convert to Class A shares in the month prior to the ninth year of ownership.

-  Class C shares may be subject to a CDSC.

- Class I, Class R2, Class R3, Class R4 and Class R5 shares are offered without a front-end sales charge or CDSC to qualifying institutional investors.

- Class W shares are offered without a front-end sales charge or CDSC and are offered through qualifying discretionary accounts.

At May 31, 2010, Columbia Management Investment Advisers, LLC (formerly RiverSource Investments, LLC) (the Investment Manager) and affiliated funds-of-funds owned 100% of Class I shares.

All classes of shares have identical voting, dividend and liquidation rights. Class specific expenses (e.g., distribution and service fees, transfer agency fees, plan administration services fees) differ among classes. Income, expenses (other than class specific expenses) and realized and unrealized gains or losses on investments are allocated to each class of shares based upon its relative net assets.


--------------------------------------------------------------------------------
56  RIVERSOURCE HIGH YIELD BOND FUND -- 2010 ANNUAL REPORT

--------------------------------------------------------------------------------


2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

ADOPTION OF NEW ACCOUNTING STANDARD
In June 2009, the Financial Accounting Standards Board (FASB) established the FASB Accounting Standards Codification(TM )(Codification) as the single source of authoritative accounting principles recognized by the FASB in the preparation of financial statements in conformity with U.S. generally accepted accounting principles (GAAP). The Codification supersedes existing non-grandfathered, non-SEC accounting and reporting standards. The Codification did not change GAAP but, rather, organized it into a hierarchy where all guidance within the Codification carries an equal level of authority. The Codification became effective for financial statements issued for interim and annual periods ending after Sept. 15, 2009. The Codification did not have an effect on the Fund's financial statements.

USE OF ESTIMATES
Preparing financial statements that conform to U.S. generally accepted accounting principles requires management to make estimates (e.g., on assets, liabilities and contingent assets and liabilities) that could differ from actual results.

VALUATION OF SECURITIES
All securities are valued at the close of business of the New York Stock Exchange (NYSE). Securities traded on national securities exchanges or included in national market systems are valued at the last quoted sales price from the primary exchange. Debt securities are generally traded in the over-the-counter market and are valued by an independent pricing service using an evaluated bid. When market quotes are not readily available, the pricing service, in determining fair values of debt securities, takes into consideration such factors as current quotations by broker/dealers, coupon, maturity, quality, type of issue, trading characteristics, and other yield and risk factors it deems relevant in determining valuations. Foreign securities are valued based on quotations from the principal market in which such securities are normally traded. The procedures adopted by the Board generally contemplate the use of fair valuation in the event that price quotations or valuations are not readily available, price quotations or valuations from other sources are not reflective of market value and thus deemed unreliable, or a significant event has occurred in relation to a security or class of securities (such as foreign securities) that is not reflected in price quotations or valuations from other sources. A fair value price is a good faith estimate of the value of a security at a given point in time.

Many securities markets and exchanges outside the U.S. close prior to the close of the NYSE and therefore the closing prices for securities in such markets or on

--------------------------------------------------------------------------------
                      RIVERSOURCE HIGH YIELD BOND FUND -- 2010 ANNUAL REPORT  57

NOTES TO FINANCIAL STATEMENTS (continued) --------------------------------------


such exchanges may not fully reflect events that occur after such close but before the close of the NYSE, including significant movements in the U.S. market after foreign exchanges have closed. Accordingly, in those situations, Ameriprise Financial, Inc. (Ameriprise Financial), parent company of the Investment Manager, as administrator to the Fund, will fair value foreign securities pursuant to procedures adopted by the Board, including utilizing a third party pricing service to determine these fair values. These procedures take into account multiple factors, including movements in the U.S. securities markets, to determine a good faith estimate that reasonably reflects the current market conditions as of the close of the NYSE. The fair value of a security is likely to be different from the quoted or published price, if available.

Short-term securities maturing in more than 60 days from the valuation date are valued at the market price or approximate market value based on current interest rates. Typically, those maturing in 60 days or less that originally had maturities of more than 60 days at acquisition date are valued at amortized cost using the market value on the 61st day before maturity. Short-term securities maturing in 60 days or less at acquisition date are valued at amortized cost. Amortized cost is an approximation of market value. Investments in money market funds are valued at net asset value.

FOREIGN CURRENCY TRANSLATIONS
Securities and other assets and liabilities denominated in foreign currencies are translated daily into U.S. dollars. Foreign currency amounts related to the purchase or sale of securities and income and expenses are translated at the exchange rate on the transaction date. The effect of changes in foreign exchange rates on realized and unrealized security gains or losses is reflected as a component of such gains or losses. In the Statement of Operations, net realized gains or losses from foreign currency transactions, if any, may arise from sales of foreign currency, closed forward contracts, exchange gains or losses realized between the trade date and settlement date on securities transactions, and other translation gains or losses on dividends, interest income and foreign withholding taxes.

REPURCHASE AGREEMENTS
The Fund may enter into repurchase agreements. Generally, securities received as collateral subject to repurchase agreements are deposited with the Fund's custodian and, pursuant to the terms of the repurchase agreement, must have an aggregate market value greater than or equal to the repurchase price plus accrued interest at all times. The market value of securities held as collateral for repurchase agreements is monitored on a daily basis to ensure the existence of the proper level of collateral.


--------------------------------------------------------------------------------
58  RIVERSOURCE HIGH YIELD BOND FUND -- 2010 ANNUAL REPORT

--------------------------------------------------------------------------------


ILLIQUID SECURITIES
At May 31, 2010, investments in securities included issues that are illiquid which the Fund currently limits to 15% of net assets, at market value, at the time of purchase. The aggregate value of such securities at May 31, 2010 was $12,904,242 representing 0.78% of net assets. Certain illiquid securities may be valued, in good faith, by management at fair value according to procedures approved by the Board. According to Board guidelines, certain unregistered securities are determined to be liquid and are not included within the 15% limitation specified above. Assets are liquid if they can be sold or disposed of in the ordinary course of business within seven days at approximately the value at which the asset is valued by the Fund.

INVESTMENTS IN LOANS
The senior loans acquired by the Fund typically take the form of a direct lending relationship with the borrower acquired through an assignment of another lender's interest in a loan. The lead lender in a typical corporate loan syndicate administers the loan and monitors collateral. In the event that the lead lender becomes insolvent, enters FDIC receivership, or, if not FDIC insured, enters into bankruptcy, the Fund may incur certain costs and delays in realizing payment, or may suffer a loss of principal and/or interest. Loans are typically secured but may be unsecured. The primary risk arising from investing in subordinated loans or in unsecured loans is the potential loss in the event of default by the issuer of the loans.

SECURITIES PURCHASED ON A FORWARD-COMMITMENT BASIS
Delivery and payment for securities that have been purchased by the Fund on a forward-commitment basis, including when-issued securities and other forward-commitments, can take place one month or more after the transaction date. During this period, such securities are subject to market fluctuations, and they may affect the Fund's net assets the same as owned securities. The Fund designates cash or liquid securities at least equal to the amount of its forward-commitments. At May 31, 2010, the Fund had no outstanding forward-commitments.

GUARANTEES AND INDEMNIFICATIONS
Under the Fund's organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, certain of the Fund's contracts with its service providers contain general indemnification clauses. The Fund's maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Fund cannot be determined and the Fund has no historical basis for predicting the likelihood of any such claims.


--------------------------------------------------------------------------------
                      RIVERSOURCE HIGH YIELD BOND FUND -- 2010 ANNUAL REPORT  59

NOTES TO FINANCIAL STATEMENTS (continued) --------------------------------------

FEDERAL TAXES
The Fund's policy is to comply with Subchapter M of the Internal Revenue Code that applies to regulated investment companies and to distribute substantially all of its taxable income (which includes net short-term capital gains) to shareholders. No provision for income or excise taxes is thus required.

Management of the Fund has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. Generally, the tax authorities can examine all tax returns filed for the last three years.

FOREIGN CAPITAL GAINS TAXES
Realized gains in certain countries may be subject to foreign taxes at the fund level, at rates ranging from approximately 10% to 15%. The Fund pays such foreign taxes on net realized gains at the appropriate rate for each jurisdiction.

RECENT ACCOUNTING PRONOUNCEMENT
On Jan. 21, 2010, the FASB issued an Accounting Standards Update (the amendment), Fair Value Measurements and Disclosures (Topic 820): Improving Disclosures about Fair Value Measurements, which provides guidance on how investment assets and liabilities are to be valued and disclosed. Specifically, the amendment requires reporting entities to disclose the input and valuation techniques used to measure fair value for both recurring and non-recurring fair value measurements for Level 2 and Level 3 positions. The amendment also requires that transfers between all levels (including Level 1 and Level 2) be disclosed on a gross basis (i.e., transfers out must be disclosed separately from transfers in), and the reason(s) for the transfer. Additionally purchases, sales, issuances and settlements must be disclosed on a gross basis in the Level 3 rollforward. The effective date of the amendment is for interim and annual periods beginning after Dec. 15, 2009, however, the requirement to provide the Level 3 activity for purchases, sales, issuances and settlements on a gross basis will be effective for interim and annual periods beginning after Dec. 15, 2010. At this time the Fund is evaluating the implications of the amendment and the impact to the financial statements.

DIVIDENDS TO SHAREHOLDERS
Dividends from net investment income, declared daily and payable monthly, when available, are reinvested in additional shares of the Fund at net asset value or payable in cash. Capital gains, when available, are distributed along with the last income dividend of the calendar year.


--------------------------------------------------------------------------------
60  RIVERSOURCE HIGH YIELD BOND FUND -- 2010 ANNUAL REPORT

--------------------------------------------------------------------------------


OTHER
Security transactions are accounted for on the date securities are purchased or sold. Dividend income, if any, is recognized on the ex-dividend date. Non-cash dividends or interest included in investment income, if any, are recorded at the fair market value of the security received. Interest income, including amortization of premium, market discount and original issue discount using the effective interest method, is accrued daily. The Fund may place a debt security on non-accrual status and reduce related interest income when it becomes probable that the interest will not be collected and the amount of uncollectible interest can be reasonably estimated. A defaulted debt security is removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is reasonably assured.

3. INVESTMENTS IN DERIVATIVES

The Fund may invest in certain derivative instruments, which are transactions whose values depend on or are derived from (in whole or in part) the value of one or more other assets, such as securities, currencies, commodities or indices. Such derivative instruments may be used to maintain cash reserves while maintaining exposure to certain other assets, to offset anticipated declines in values of investments, to facilitate trading, to reduce transaction costs, and to pursue higher investment returns. The Fund may also use derivative instruments to mitigate certain investment risks, such as foreign currency exchange rate risk, interest rate risk, and credit risk. Investments in derivative instruments may expose the Fund to certain additional risks, including those detailed below.

CREDIT DEFAULT SWAP TRANSACTIONS
The Fund may enter into credit default swap transactions to increase or decrease its credit exposure to an issuer of debt securities, a specific debt security, or an index of issuers or debt securities. Additionally, credit default swaps may be used to hedge the Fund's exposure on a debt security that it owns or in lieu of selling such debt security.

As the purchaser of a credit default swap contract, the Fund purchases protection by paying a periodic interest rate on the notional amount to the counterparty. The interest amount is accrued daily as a component of unrealized appreciation (depreciation) and is recorded as a realized loss upon payment. If the credit event specified in the contract occurs, the Fund will be required to deliver either the reference obligation or an equivalent cash amount to the protection seller and in exchange, the Fund will receive the notional amount from the seller. The difference between the value of the obligation or cash delivered and the notional amount received will be recorded as a realized gain
(loss). At May 31, 2010, and

--------------------------------------------------------------------------------
                      RIVERSOURCE HIGH YIELD BOND FUND -- 2010 ANNUAL REPORT  61

NOTES TO FINANCIAL STATEMENTS (continued) --------------------------------------


for the year then ended, the Fund had no outstanding credit default swap contracts in which the Fund was the purchaser of protection.

As the seller of a credit default swap contract, the Fund sells protection to a buyer and will generally receive a periodic interest rate on the notional amount. The interest amount is accrued daily as a component of unrealized appreciation (depreciation) and is recorded as a realized gain upon receipt of the payment. If the credit event specified in the contract occurs, the Fund will receive the reference obligation or an equivalent cash amount in exchange for the payment of the notional amount to the protection buyer. The difference between the value of the obligation or cash received and the notional amount paid will be recorded as a realized gain (loss). The maximum potential amount of undiscounted future payments the Fund could be required to make as the seller of protection under a credit default swap contract is equal to the notional amount of the reference obligation. Notional amounts of all credit default swap contracts outstanding for which the Fund is the seller of protection, if any, are disclosed in the Credit Default Swap Contracts Outstanding schedule following the Portfolio of Investments. These potential amounts may be partially offset by any recovery values of the respective reference obligations or premiums received upon entering into the agreement.

As a protection seller, the Fund bears the risk of loss from the credit events specified in the contract. Although specified events are contract specific, credit events are generally defined as bankruptcy, failure to pay, restructuring, obligation acceleration, obligation default, or repudiation/moratorium. For credit default swap contracts on credit indices, quoted market prices and resulting market values serve as an indicator of the current status of the payment/performance risk. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the reference entity's credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the contract. Market values for credit default swap contracts in which the Fund is the seller of protection, if any, are disclosed in the Credit Default Swap Contracts Outstanding schedule following the Portfolio of Investments. At May 31, 2010, and for the year then ended, the Fund had no outstanding credit default swap contracts in which the Fund was the seller of protection.

The notional amounts and market values of credit default swap contracts are not recorded in the financial statements. Any premium paid or received by the Fund upon entering into a credit default swap contract is recorded as an asset or liability and amortized daily as a component of realized gain (loss) in the Statement of Operations. Credit default swap contracts are valued daily, and the


--------------------------------------------------------------------------------
62  RIVERSOURCE HIGH YIELD BOND FUND -- 2010 ANNUAL REPORT

--------------------------------------------------------------------------------



change in value is recorded as unrealized appreciation (depreciation) until the termination of the swap, at which time a realized gain (loss) is recorded. Credit default swap contracts can involve greater risks than if a fund had invested in the reference obligation directly since, in addition to general market risks, credit default swaps are subject to leverage risk, hedging risk, correlation risk and liquidity risk.

Credit default swap transactions are also subject to the risk of the counterparty not fulfilling its obligations under the contract (counterparty credit risk). The Fund attempts to mitigate counterparty credit risk by entering into credit default swap transactions only with counterparties that meet prescribed levels of creditworthiness, as determined by the Investment Manager. The Fund and any counterparty are required to maintain an agreement that requires the Fund and that counterparty to monitor (on a daily basis) the net market value of all derivative transactions entered into pursuant to the contract between the Fund and such counterparty. If the net market value of such derivatives transactions between the Fund and that counterparty exceeds a certain threshold (as defined in the agreement), the Fund or the counterparty is required to post cash and/or securities as collateral. Market values of derivatives transactions presented in the financial statements are not netted with the market values of other derivatives transactions or with any collateral amounts posted by the Fund or any counterparty. At May 31, 2010, no collateral had been posted by either the Fund or the counterparty. At May 31, 2010, and for the year then ended, the Fund had no outstanding credit default swap contracts.

4. EXPENSES AND SALES CHARGES

INVESTMENT MANAGEMENT SERVICES FEES
Under an Investment Management Services Agreement, the Investment Manager determines which securities will be purchased, held or sold. The management fee is an annual fee that is equal to a percentage of the Fund's average daily net assets that declines from 0.59% to 0.36% as the Fund's net assets increase. The management fee for the year ended May 31, 2010 was 0.58% of the Fund's average daily net assets.

ADMINISTRATIVE SERVICES FEES
Under an Administrative Services Agreement, the Fund pays Ameriprise Financial an annual fee for administration and accounting services equal to a percentage of the Fund's average daily net assets that declines from 0.07% to 0.04% as the Fund's net assets increase. The fee for the year ended May 31, 2010 was 0.07% of the Fund's average daily net assets.


--------------------------------------------------------------------------------
                      RIVERSOURCE HIGH YIELD BOND FUND -- 2010 ANNUAL REPORT  63

NOTES TO FINANCIAL STATEMENTS (continued) --------------------------------------

OTHER FEES
Other expenses are for, among other things, certain expenses of the Fund or the Board including: Fund boardroom and office expense, employee compensation, employee health and retirement benefits, and certain other expenses. Payment of these Fund and Board expenses is facilitated by a company providing limited administrative services to the Fund and the Board. For the year ended May 31, 2010, there were no expenses incurred for these particular items.

COMPENSATION OF BOARD MEMBERS
Under a Deferred Compensation Plan (the Plan), the board members who are not "interested persons" of the Fund under the 1940 Act may defer receipt of their compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in shares of the Fund or other RiverSource, Seligman and Threadneedle funds. The Fund's liability for these amounts is adjusted for market value changes and remains in the funds until distributed in accordance with the Plan.

TRANSFER AGENCY FEES
Under a Transfer Agency Agreement, Columbia Management Investment Services Corp. (formerly RiverSource Service Corporation) (the Transfer Agent) maintains Fund shareholder accounts and records and provides Fund shareholder services. The Fund pays the Transfer Agent an annual account-based fee at a rate equal to $20.50 for Class A, $21.50 for Class B and $21.00 for Class C for this service. The Transfer Agent also charges an annual fee of $3 per account serviced directly by the Fund or its designated agent for Class A, Class B and Class C shares. The Fund also pays the Transfer Agent an annual asset-based fee at a rate of 0.05% of the Fund's average daily net assets attributable to Class R2, Class R3, Class R4 and Class R5 shares and an annual asset-based fee at a rate of 0.20% of the Fund's average daily net assets attributable to Class W shares. The Transfer Agent charges an annual fee of $5 per inactive account, charged on a pro rata basis for the 12 month period from the date the account becomes inactive. These fees are included in the transfer agency fees in the Statement of Operations.

The Fund and certain other associated investment companies (together, the Guarantors), have severally, but not jointly, guaranteed the performance and observance of all the terms and conditions of a lease entered into by Seligman Data Corp. (SDC), the former transfer agent of Seligman High-Yield Fund, which was acquired by the Fund on Aug. 28, 2009 (see Note 10), including the payment of rent by SDC (the Guaranty). The lease and the Guaranty expire in January 2019. At May 31, 2010, the Fund's total potential future obligation over the life of the Guaranty is $235,861. The liability remaining at May 31, 2010 for

--------------------------------------------------------------------------------
64  RIVERSOURCE HIGH YIELD BOND FUND -- 2010 ANNUAL REPORT

--------------------------------------------------------------------------------



Non-Recurring Charges amounted to $120,250 and is included within other accrued expenses in the Statement of Assets and Liabilities.

PLAN ADMINISTRATION SERVICES FEES
Under a Plan Administration Services Agreement with the Transfer Agent, the Fund pays an annual fee at a rate of 0.25% of the Fund's average daily net assets attributable to Class R2, Class R3 and Class R4 shares for the provision of various administrative, recordkeeping, communication and educational services.

DISTRIBUTION FEES
The Fund has an agreement with Columbia Management Investment Distributors, Inc. (formerly RiverSource Fund Distributors, Inc.) (the Distributor) for distribution and shareholder services. Under a Plan and Agreement of Distribution pursuant to Rule 12b-1, the Fund pays a fee at an annual rate of up to 0.25% of the Fund's average daily net assets attributable to Class A, Class R3 and Class W shares, a fee at an annual rate of up to 0.50% of the Fund's average daily net assets attributable to Class R2 shares and a fee at an annual rate of up to 1.00% of the Fund's average daily net assets attributable to Class B and Class C shares. For Class B and Class C shares, of the 1.00% fee, up to 0.75% is reimbursed for distribution expenses.

The amount of distribution expenses incurred by the Distributor and not yet reimbursed (unreimbursed expense) was approximately $3,446,000 and $176,000 for Class B and Class C shares, respectively. These amounts are based on the most recent information available as of Jan. 31, 2010, and may be recovered from future payments under the distribution plan or CDSC. To the extent the unreimbursed expense has been fully recovered, the distribution fee is reduced.

SALES CHARGES
Sales charges, including front-end and CDSCs, received by the Distributor for distributing Fund shares were $1,262,271 for Class A, $37,740 for Class B and $21,496 for Class C for the year ended May 31, 2010.


--------------------------------------------------------------------------------
                      RIVERSOURCE HIGH YIELD BOND FUND -- 2010 ANNUAL REPORT  65

NOTES TO FINANCIAL STATEMENTS (continued) --------------------------------------

EXPENSES WAIVED/REIMBURSED BY THE INVESTMENT MANAGER AND ITS AFFILIATES
For the year ended May 31, 2010, the Investment Manager and its affiliates waived/reimbursed certain fees and expenses such that net expenses (excluding fees and expenses of acquired funds*) were as follows:

Class A..............................................  1.03%
Class B..............................................  1.79
Class C..............................................  1.79
Class I..............................................  0.63
Class R2.............................................  1.43
Class R3.............................................  1.18
Class R4.............................................  0.93
Class R5.............................................  0.68
Class W..............................................  1.08


The waived/reimbursed fees and expenses for the transfer agency fees at the class level were as follows:

Class A...........................................  $140,450
Class B...........................................    12,799
Class C...........................................     6,729


The management fees waived/reimbursed at the Fund level were $838,473.

Under an agreement which is effective until July 31, 2010, the Investment Manager and its affiliates have contractually agreed to waive certain fees and reimburse certain expenses such that net expenses (excluding fees and expenses of acquired funds*), will not exceed the following percentage of the class' average daily net assets:

Class A..............................................  1.03%
Class B..............................................  1.79
Class C..............................................  1.79
Class I..............................................  0.63
Class R2.............................................  1.43
Class R3.............................................  1.18
Class R4.............................................  0.93
Class R5.............................................  0.68
Class W..............................................  1.08




--------------------------------------------------------------------------------
66  RIVERSOURCE HIGH YIELD BOND FUND -- 2010 ANNUAL REPORT

--------------------------------------------------------------------------------


Effective Aug. 1, 2010, the Investment Manager and its affiliates have contractually agreed to waive certain fees and reimburse certain expenses until July 31, 2011, unless sooner terminated at the sole discretion of the Board, such that net expenses (excluding fees and expenses of acquired funds*), will not exceed the following percentage of the class' average daily net assets:

Class A..............................................  1.07%
Class B..............................................  1.83
Class C..............................................  1.83
Class I..............................................  0.70
Class R2.............................................  1.50
Class R3.............................................  1.25
Class R4.............................................  1.00
Class R5.............................................  0.75
Class W..............................................  1.15


* In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the funds in which it invests (also referred to as "acquired funds"), including affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange traded funds). Because the acquired funds have varied expense and fee levels and the Fund may own different proportions of acquired funds at different times, the amount of fees and expenses incurred indirectly by the Fund will vary.

5. SECURITIES TRANSACTIONS

Cost of purchases and proceeds from sales of securities (other than short-term obligations) aggregated $1,725,540,461 (including $146,201,502* from Seligman High-Yield Fund that was acquired in the fund merger as described in Note 10) and $1,481,609,823, respectively, for the year ended May 31, 2010. Realized gains and losses are determined on an identified cost basis.

* This purchase amount is excluded for purposes of calculating the Fund's portfolio turnover rate.

6. CAPITAL SHARE TRANSACTIONS

Transactions in shares of capital stock for the periods indicated were as follows:

YEAR ENDED MAY 31,                           2010          2009*
-------------------------------------------------------------------
CLASS A
Sold                                      117,039,524   137,923,196
Fund merger                                45,648,144           N/A
Converted from Class B**                   10,359,627     8,732,579
Reinvested distributions                   25,658,242    29,131,447
Redeemed                                 (178,470,602) (153,404,209)
-------------------------------------------------------------------
Net increase (decrease)                    20,234,935    22,383,013
-------------------------------------------------------------------



--------------------------------------------------------------------------------
                      RIVERSOURCE HIGH YIELD BOND FUND -- 2010 ANNUAL REPORT  67

NOTES TO FINANCIAL STATEMENTS (continued) --------------------------------------

YEAR ENDED MAY 31,                           2010          2009*
-------------------------------------------------------------------
CLASS B
Sold                                        4,258,100     8,385,665
Fund merger                                 3,227,197           N/A
Reinvested distributions                    2,255,297     3,661,712
Converted to Class A**                    (10,360,378)   (8,732,579)
Redeemed                                  (12,151,532)  (19,057,671)
-------------------------------------------------------------------
Net increase (decrease)                   (12,771,316)  (15,742,873)
-------------------------------------------------------------------

CLASS C
Sold                                        6,294,848     4,627,278
Fund merger                                17,187,448           N/A
Reinvested distributions                    1,026,013       506,315
Redeemed                                   (6,769,416)   (2,539,080)
-------------------------------------------------------------------
Net increase (decrease)                    17,738,893     2,594,513
-------------------------------------------------------------------

CLASS I
Sold                                       28,999,677    13,554,465
Reinvested distributions                    3,914,420     2,937,284
Redeemed                                   (9,942,200)  (10,609,007)
-------------------------------------------------------------------
Net increase (decrease)                    22,971,897     5,882,742
-------------------------------------------------------------------

CLASS R2
Sold                                          902,956        29,236
Fund merger                                 1,831,558           N/A
Reinvested distributions                       25,917           151
Redeemed                                     (592,355)      (26,434)
-------------------------------------------------------------------
Net increase (decrease)                     2,168,076         2,953
-------------------------------------------------------------------

CLASS R3
Sold                                        1,211,598       588,694
Reinvested distributions                       67,173        23,787
Redeemed                                     (290,787)      (76,028)
-------------------------------------------------------------------
Net increase (decrease)                       987,984       536,453
-------------------------------------------------------------------

CLASS R4
Sold                                       16,368,401       975,803
Reinvested distributions                      590,997        58,255
Redeemed                                   (1,377,969)     (329,658)
-------------------------------------------------------------------
Net increase (decrease)                    15,581,429       704,400
-------------------------------------------------------------------



--------------------------------------------------------------------------------
68  RIVERSOURCE HIGH YIELD BOND FUND -- 2010 ANNUAL REPORT

--------------------------------------------------------------------------------


YEAR ENDED MAY 31,                           2010          2009*
-------------------------------------------------------------------
CLASS R5
Sold                                        3,169,125           N/A
Fund merger                                    89,123           N/A
Reinvested distributions                       56,367           N/A
Redeemed                                     (262,010)          N/A
-------------------------------------------------------------------
Net increase (decrease)                     3,052,605           N/A
-------------------------------------------------------------------

CLASS W
Sold                                       69,839,002     2,898,098
Reinvested distributions                    3,000,899       571,738
Redeemed                                  (36,957,615)   (8,936,744)
-------------------------------------------------------------------
Net increase (decrease)                    35,882,286    (5,466,908)
-------------------------------------------------------------------


 * Certain line items from the prior year have been renamed to conform to the current year presentation.
** Automatic conversion of Class B shares to Class A shares based on the original purchase date.

7. LENDING OF PORTFOLIO SECURITIES

The Fund has entered into a Master Securities Lending Agreement (the Agreement) with JPMorgan Chase Bank, National Association (JPMorgan). The Agreement authorizes JPMorgan as lending agent to lend securities to authorized borrowers in order to generate additional income on behalf of the Fund. Pursuant to the Agreement, the securities loaned are secured by cash or U.S. government securities equal to at least 100% of the market value of the loaned securities. Any additional collateral required to maintain those levels due to market fluctuations of the loaned securities is delivered the following business day. Cash collateral received is invested by the lending agent on behalf of the Fund into authorized investments pursuant to the Agreement. The investments made with the cash collateral are listed in the Portfolio of Investments. The values of such investments and any uninvested cash collateral are disclosed in the Statement of Assets and Liabilities along with the related obligation to return the collateral upon the return of the securities loaned. At May 31, 2010, securities valued at $320,892,350 were on loan, secured by cash collateral of $326,683,490 invested in short-term securities or in cash equivalents.

Risks of delay in recovery of securities or even loss of rights in the securities may occur should the borrower of the securities fail financially. Risks may also arise to the extent that the value of the securities loaned increases above the value of the collateral received. JPMorgan will indemnify the Fund from losses resulting from a borrower's failure to return a loaned security when due. Such indemnification does not extend to losses associated with declines in the value of cash collateral investments. Loans are subject to termination by the Fund or the

--------------------------------------------------------------------------------
                      RIVERSOURCE HIGH YIELD BOND FUND -- 2010 ANNUAL REPORT  69

NOTES TO FINANCIAL STATEMENTS (continued) --------------------------------------


borrower at any time, and are, therefore, not considered to be illiquid investments.

Pursuant to the Agreement, the Fund receives income for lending its securities either in the form of fees or by earning interest on invested cash collateral, net of negotiated rebates paid to borrowers and fees paid to the lending agent for services provided and any other securities lending expenses. Net income of $428,574 earned from securities lending for the year ended May 31, 2010 is included in the Statement of Operations. The Fund also continues to earn interest and dividends on the securities loaned.

8. AFFILIATED MONEY MARKET FUND

The Fund may invest its daily cash balance in RiverSource Short-Term Cash Fund, a money market fund established for the exclusive use of RiverSource, Seligman and Threadneedle funds and other institutional clients of the Investment Manager. The cost of the Fund's purchases and proceeds from sales of shares of RiverSource Short-Term Cash Fund aggregated $905,136,512 and $915,787,063, respectively, for the year ended May 31, 2010. The income distributions received with respect to the Fund's investment in RiverSource Short-Term Cash Fund can be found in the Statement of Operations and the Fund's invested balance in RiverSource Short-Term Cash Fund at May 31, 2010, can be found in the Portfolio of Investments.

9. BANK BORROWINGS

The Fund has entered into a revolving credit facility with a syndicate of banks led by JPMorgan Chase Bank, N.A. (the Administrative Agent), whereby the Fund may borrow for the temporary funding of shareholder redemptions or for other temporary or emergency purposes. The credit facility became effective on Oct. 15, 2009, replacing a prior credit facility. The credit facility agreement, which is a collective agreement between the Fund and certain other RiverSource, Seligman and Threadneedle funds, severally and not jointly, permits collective borrowings up to $300 million. The borrowers shall have the right, upon written notice to the Administrative Agent to request an increase of up to $200 million in the aggregate amount of the credit facility from new or existing lenders, provided that the aggregate amount of the credit facility shall at no time exceed $500 million. Participation in such increase by any existing lender shall be at such lender's sole discretion. Interest is charged to each Fund based on its borrowings at a rate equal to the sum of the federal funds rate plus (i) 1.25% per annum plus (ii) if one-month LIBOR exceeds the federal funds rate, the amount of such excess. Each borrowing under the credit facility matures no later than 60 days after the date of borrowing. The Fund also pays a commitment fee equal

--------------------------------------------------------------------------------
70  RIVERSOURCE HIGH YIELD BOND FUND -- 2010 ANNUAL REPORT

--------------------------------------------------------------------------------



to its pro rata share of the amount of the credit facility at a rate of 0.10% per annum, in addition to an upfront fee equal to its pro rata share of 0.04% of the amount of the credit facility. Prior to Oct. 15, 2009, the credit facility agreement, which was a collective agreement between the Fund and certain other RiverSource, Seligman and Threadneedle funds, severally and not jointly, permitted collective borrowings up to $475 million. Interest was charged to each Fund based on its borrowings at a rate equal to the federal funds rate plus 0.75%. The Fund also paid a commitment fee equal to its pro rata share of the amount of the credit facility at a rate of 0.06% per annum, in addition to an upfront fee equal to its pro rata share of 0.02% of the amount of the credit facility. The Fund had no borrowings during the year ended May 31, 2010.

10. FUND MERGER

At the close of business on Aug. 28, 2009, RiverSource High Yield Bond Fund acquired the assets and assumed the identified liabilities of Seligman High-Yield Fund. The reorganization was completed after shareholders approved the plan on June 2, 2009.

The aggregate net assets of RiverSource High Yield Bond Fund immediately before the acquisition were $1,457,943,189 and the combined net assets immediately after the acquisition were $1,626,392,029.

The merger was accomplished by a tax-free exchange of 70,492,263 shares of Seligman High-Yield Fund valued at $168,448,840.

In exchange for Seligman High-Yield Fund shares and net assets, RiverSource High Yield Bond Fund issued the following number of shares:

                                                     SHARES
-------------------------------------------------------------
Class A..........................................  45,648,144
Class B..........................................   3,227,197
Class C..........................................  17,187,448
Class R2.........................................   1,831,558
Class R5.........................................      89,123


For financial reporting purposes, net assets received and shares issued by RiverSource High Yield Bond Fund were recorded at fair value; however, Seligman High-Yield Fund's cost of investments was carried forward to align ongoing reporting of RiverSource High Yield Bond Fund's realized and unrealized gains and losses with amounts distributable to shareholders for tax purposes.


--------------------------------------------------------------------------------
                      RIVERSOURCE HIGH YIELD BOND FUND -- 2010 ANNUAL REPORT  71

NOTES TO FINANCIAL STATEMENTS (continued) --------------------------------------

The components of Seligman High-Yield Fund's net assets after adjustments for any permanent book-to-tax differences at the merger date were as follows:

Total net assets................................  $ 168,448,840
Capital stock...................................  $ 684,668,486
Excess of distributions over net investment
  income........................................  $  (1,058,715)
Accumulated net realized loss...................  $(528,696,486)
Unrealized appreciation.........................  $  13,535,555


The financial statements reflect the operations of RiverSource High Yield Bond Fund for the period prior to the merger and the combined fund for the period subsequent to the merger. Because the combined investment portfolios have been managed as a single integrated portfolio since the merger was completed, it is not practicable to separate the amounts of revenue and earnings of Seligman High-Yield Fund that have been included in the combined Fund's Statement of Operations since the merger was completed. Assuming the merger had been completed on June 1, 2009, RiverSource High Yield Bond Fund's pro-forma net investment income, net gain on investments, and net increase in net assets from operations for the year ended May 31, 2010 would have been $134.4 million, $27.1 million, and $330.7 million, respectively.

11. PROCEEDS FROM REGULATORY SETTLEMENT

During the year ended May 31, 2010, as a result of a settlement of an administrative proceeding brought by the Securities and Exchange Commission against an unaffiliated third party relating to market timing and/or late trading of mutual funds, the Fund received $93,099, which represented the Fund's portion of the proceeds from the settlement (the Fund was not a party to the proceeding). The proceeds received by the Fund were recorded as an increase to additional paid-in capital.

12. FEDERAL TAX INFORMATION

Net investment income (loss) and net realized gains (losses) may differ for financial statement and tax purposes primarily because of recognition of investments in partnerships, post-October losses, market discount and losses deferred due to wash sales. The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains were recorded by the Fund.

In the Statement of Assets and Liabilities, as a result of permanent book-to-tax differences, excess of distributions over net investment income has been

--------------------------------------------------------------------------------
72  RIVERSOURCE HIGH YIELD BOND FUND -- 2010 ANNUAL REPORT

--------------------------------------------------------------------------------



decreased by $1,357,262 and accumulated net realized loss has been decreased by $972,486,582 resulting in a net reclassification adjustment to decrease paid-in capital by $973,843,844.

The tax character of distributions paid for the years indicated is as follows:

YEAR ENDED MAY 31,                           2010          2009
-------------------------------------------------------------------
Ordinary income                          $132,356,704  $106,493,620
Long-term capital gain                             --            --


At May 31, 2010, the components of distributable earnings on a tax basis are as follows:

Undistributed ordinary income...................  $   3,126,969
Undistributed accumulated long-term gain........  $          --
Accumulated realized loss.......................  $(815,795,304)
Unrealized appreciation (depreciation)..........  $  41,170,613


For federal income tax purposes, the Fund had a capital loss carry-over of $815,795,304 at May 31, 2010, that if not offset by capital gains will expire as follows:

    2011            2014          2016           2017            2018
$552,664,309    $19,078,058    $9,388,877    $179,604,128    $55,059,932


RiverSource High Yield Bond Fund acquired $528,693,230 of capital loss carry-overs in connection with the Seligman High-Yield Fund merger (Note 10). The yearly utilization of the acquired capital losses is limited by the Internal Revenue Code. For the year ended May 31, 2010, $973,750,738 of capital loss carry-over expired unused. It is unlikely the Board will authorize a distribution of any net realized capital gains until the available capital loss carry-over has been offset or expires. There is no assurance that the Fund will be able to utilize all of its capital loss carry-over before it expires.

13. SUBSEQUENT EVENTS

Management has evaluated Fund related events and transactions that occurred during the period from the date of the Statements of Assets and Liabilities through the date of issuance of the Fund's financial statements. There were no events or transactions that occurred during the period that materially impacted the amounts or disclosures in the Fund's financial statements.


--------------------------------------------------------------------------------
                      RIVERSOURCE HIGH YIELD BOND FUND -- 2010 ANNUAL REPORT  73

NOTES TO FINANCIAL STATEMENTS (continued) --------------------------------------

14. INFORMATION REGARDING PENDING AND SETTLED LEGAL PROCEEDINGS

In June 2004, an action captioned John E. Gallus et al. v. American Express Financial Corp. and American Express Financial Advisors Inc. was filed in the United States District Court for the District of Arizona. The plaintiffs allege that they are investors in several American Express Company (now known as RiverSource) mutual funds and they purport to bring the action derivatively on behalf of those funds under the Investment Company Act of 1940. The plaintiffs allege that fees allegedly paid to the defendants by the funds for investment advisory and administrative services are excessive. The plaintiffs seek remedies including restitution and rescission of investment advisory and distribution agreements. The plaintiffs voluntarily agreed to transfer this case to the United States District Court for the District of Minnesota (the District Court). In response to defendants' motion to dismiss the complaint, the District Court dismissed one of plaintiffs' four claims and granted plaintiffs limited discovery. Defendants moved for summary judgment in April 2007. Summary judgment was granted in the defendants' favor on July 9, 2007. The plaintiffs filed a notice of appeal with the Eighth Circuit Court of Appeals (the Eighth Circuit) on August 8, 2007. On April 8, 2009, the Eighth Circuit reversed summary judgment and remanded to the District Court for further proceedings. On August 6, 2009, defendants filed a writ of certiorari with the U.S. Supreme Court (the Supreme Court), asking the Supreme Court to stay the District Court proceedings while the Supreme Court considers and rules in a case captioned Jones v. Harris Associates, which involves issues of law similar to those presented in the Gallus case. On March 30, 2010, the Supreme Court issued its ruling in Jones v. Harris Associates, and on April 5, 2010, the Supreme Court vacated the Eighth Circuit's decision in the Gallus case and remanded the case to the Eighth Circuit for further consideration in light of the Supreme Court's decision in Jones v. Harris Associates. On June 4, 2010, the Eighth Circuit remanded the Gallus case to the District Court for further consideration in light of the Supreme Court's decision in Jones v. Harris Associates.

In December 2005, without admitting or denying the allegations, American Express Financial Corporation (AEFC, which is now known as Ameriprise Financial, Inc. (Ameriprise Financial)), entered into settlement agreements with the Securities and Exchange Commission (SEC) and Minnesota Department of Commerce (MDOC) related to market timing activities. As a result, AEFC was censured and ordered to cease and desist from committing or causing any violations of certain provisions of the Investment Advisers Act of 1940, the Investment Company Act of 1940, and various Minnesota laws. AEFC agreed to pay disgorgement of $10 million and civil money penalties of $7 million. AEFC

--------------------------------------------------------------------------------
74  RIVERSOURCE HIGH YIELD BOND FUND -- 2010 ANNUAL REPORT

--------------------------------------------------------------------------------



also agreed to retain an independent distribution consultant to assist in developing a plan for distribution of all disgorgement and civil penalties ordered by the SEC in accordance with various undertakings detailed at http://www.sec.gov/litigation/admin/ia-2451.pdf. Ameriprise Financial and its affiliates have cooperated with the SEC and the MDOC in these legal proceedings, and have made regular reports to the RiverSource, Seligman and Threadneedle funds' Boards of Directors/Trustees.

Ameriprise Financial and certain of its affiliates have historically been involved in a number of legal, arbitration and regulatory proceedings, including routine litigation, class actions, and governmental actions, concerning matters arising in connection with the conduct of their business activities. Ameriprise Financial believes that the Funds are not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds. Ameriprise Financial is required to make 10-Q, 10-K and, as necessary, 8-K filings with the Securities and Exchange Commission on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.

There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased fund redemptions, reduced sale of fund shares or other adverse consequences to the Funds. Further, although we believe proceedings are not likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds, these proceedings are subject to uncertainties and, as such, we are unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial.


--------------------------------------------------------------------------------
                      RIVERSOURCE HIGH YIELD BOND FUND -- 2010 ANNUAL REPORT  75

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM ------------------------

TO THE BOARD OF DIRECTORS AND SHAREHOLDERS OF
RIVERSOURCE HIGH YIELD BOND FUND:


We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of RiverSource High Yield Bond Fund (the Fund) of the RiverSource High Yield Income Series, Inc., as of May 31, 2010, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the three years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights of the Fund for the periods presented through May 31, 2007, were audited by other auditors whose report dated July 20, 2007, expressed an unqualified opinion on those financial highlights.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of May 31, 2010, by correspondence with the custodian and brokers, or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.


--------------------------------------------------------------------------------
76  RIVERSOURCE HIGH YIELD BOND FUND -- 2010 ANNUAL REPORT

--------------------------------------------------------------------------------

In our opinion, the financial statements and financial highlights audited by us as referred to above present fairly, in all material respects, the financial position of RiverSource High Yield Bond Fund of the RiverSource High Yield Income Series, Inc. at May 31, 2010, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the three years in the period then ended, in conformity with U.S. generally accepted accounting principles.

                                                           /s/ Ernst & Young LLP
Minneapolis, Minnesota
July 21, 2010


--------------------------------------------------------------------------------
                      RIVERSOURCE HIGH YIELD BOND FUND -- 2010 ANNUAL REPORT  77

FEDERAL INCOME TAX INFORMATION -------------------------------------------------
(UNAUDITED)

The Fund is required by the Internal Revenue Code of 1986 to tell its shareholders about the tax treatment of the dividends it pays during its fiscal year. The dividends listed below are reported to you on Form 1099-DIV, Dividends and Distributions. Shareholders should consult a tax advisor on how to report distributions for state and local tax purposes.

Fiscal year ended May 31, 2010

INCOME DISTRIBUTIONS - the Fund designates the following tax attributes for distributions:
    Qualified Dividend Income for individuals....................      0.00%
    Dividends Received Deduction for corporations................      0.00%
    U.S. Government Obligations..................................      0.00%


The Fund designates as distributions of long-term gains, to the extent necessary to fully distribute such capital gains, earnings and profits distributed to shareholders on the redemption of shares.


--------------------------------------------------------------------------------
78  RIVERSOURCE HIGH YIELD BOND FUND -- 2010 ANNUAL REPORT

BOARD MEMBERS AND OFFICERS -----------------------------------------------------

Shareholders elect a Board that oversees the Fund's operations. The Board appoints officers who are responsible for day-to-day business decisions based on policies set by the Board. The following is a list of the Fund's Board members. Each Board member oversees 152 RiverSource, Seligman and Threadneedle funds. Under current Board policy, members generally serve until the next regular shareholders' meeting, until he or she reaches the mandatory retirement age established by the Board, or the fifteenth anniversary of the first Board meeting they attended as members of the Board.

INDEPENDENT BOARD MEMBERS*

                                                                                                          OTHER PRESENT OR
NAME,                      POSITION HELD                                                                  PAST DIRECTORSHIPS
ADDRESS,                   WITH FUND AND         PRINCIPAL OCCUPATION                                     (WITHIN PAST 5
AGE                        LENGTH OF SERVICE     DURING PAST FIVE YEARS                                   YEARS)
------------------------------------------------------------------------------------------------------------------------------
Kathleen Blatz             Board member since    Chief Justice, Minnesota Supreme Court, 1998-2006;       None
901 S. Marquette Ave.      1/11/06               Attorney
Minneapolis, MN 55402
Age 55
------------------------------------------------------------------------------------------------------------------------------

Arne H. Carlson            Board member since    Chair, RiverSource and Threadneedle Funds, 1999-2006;    None
901 S. Marquette Ave.      1/5/99                former Governor of Minnesota
Minneapolis, MN 55402
Age 75
------------------------------------------------------------------------------------------------------------------------------

Pamela G. Carlton          Board member since    President, Springboard -- Partners in Cross Cultural     None
901 S. Marquette Ave.      11/11/07              Leadership (consulting company)
Minneapolis, MN 55402
Age 55
------------------------------------------------------------------------------------------------------------------------------

Patricia M. Flynn          Board member since    Trustee Professor of Economics and Management, Bentley   None
901 S. Marquette Ave.      11/1/04               University; former Dean, McCallum Graduate School of
Minneapolis, MN 55402                            Business, Bentley University
Age 59
------------------------------------------------------------------------------------------------------------------------------

Anne P. Jones              Board member since    Attorney and Consultant                                  None
901 S. Marquette Ave.      3/1/85
Minneapolis, MN 55402
Age 75
------------------------------------------------------------------------------------------------------------------------------

Jeffrey Laikind, CFA       Board member since    Former Managing Director, Shikiar Asset Management       American Progressive
901 S. Marquette Ave.      11/1/05                                                                        Insurance; Hapoalim
Minneapolis, MN 55402                                                                                     Securities USA, Inc.
Age 74
------------------------------------------------------------------------------------------------------------------------------

Stephen R. Lewis, Jr.      Chair of the Board    President Emeritus and Professor of Economics, Carleton  Valmont Industries,
901 S. Marquette Ave.      since 1/1/07,         College                                                  Inc. (manufactures
Minneapolis, MN 55402      Board member                                                                   irrigation systems)
Age 71                     since 1/1/02
------------------------------------------------------------------------------------------------------------------------------



--------------------------------------------------------------------------------
                      RIVERSOURCE HIGH YIELD BOND FUND -- 2010 ANNUAL REPORT  79

BOARD MEMBERS AND OFFICERS (continued) -----------------------------------------

                                                                                                          OTHER PRESENT OR
NAME,                      POSITION HELD                                                                  PAST DIRECTORSHIPS
ADDRESS,                   WITH FUND AND         PRINCIPAL OCCUPATION                                     (WITHIN PAST 5
AGE                        LENGTH OF SERVICE     DURING PAST FIVE YEARS                                   YEARS)
------------------------------------------------------------------------------------------------------------------------------
John F. Maher              Board member          Retired President and Chief Executive Officer and        None
901 S. Marquette Ave.      since 11/7/08         former Director, Great Western Financial Corporation
Minneapolis, MN 55402                            (financial services), 1986-1997
Age 67
------------------------------------------------------------------------------------------------------------------------------

Catherine James Paglia     Board member since    Director, Enterprise Asset Management, Inc. (private     None
901 S. Marquette Ave.      11/1/04               real estate and asset management company)
Minneapolis, MN 55402
Age 57
------------------------------------------------------------------------------------------------------------------------------

Leroy C. Richie            Board member          Counsel, Lewis & Munday, P.C. since 1987; Vice           Digital Ally, Inc.
901 S. Marquette Ave.      since 11/7/08         President and General Counsel, Automotive Legal          (digital imaging);
Minneapolis, MN 55402                            Affairs, Chrysler Corporation, 1990-1997                 Infinity, Inc. (oil
Age 68                                                                                                    and gas exploration
                                                                                                          and production); OGE
                                                                                                          Energy Corp. (energy
                                                                                                          and energy services)
------------------------------------------------------------------------------------------------------------------------------
Alison Taunton-Rigby       Board member since    Chief Executive Officer and Director, RiboNovix, Inc.    Idera
901 S. Marquette Ave.      11/13/02              since 2003 (biotechnology); former President, Aquila     Pharmaceuticals,
Minneapolis, MN 55402                            Biopharmaceuticals                                       Inc.
Age 66                                                                                                    (biotechnology);
                                                                                                          Healthways, Inc.
                                                                                                          (health management
                                                                                                          programs)
------------------------------------------------------------------------------------------------------------------------------



* Mr. Laikind may be deemed, as a technical matter, an interested person of RiverSource International Managers Series, Inc. and RiverSource Variable Series Trust because he serves as an independent director of a broker-dealer that has executed transactions for subadvisers to certain of the funds.


--------------------------------------------------------------------------------
80  RIVERSOURCE HIGH YIELD BOND FUND -- 2010 ANNUAL REPORT

--------------------------------------------------------------------------------

BOARD MEMBER AFFILIATED WITH THE INVESTMENT MANAGER*


                                                                                                          OTHER PRESENT OR
NAME,                      POSITION HELD                                                                  PAST DIRECTORSHIPS
ADDRESS,                   WITH FUND AND         PRINCIPAL OCCUPATION                                     (WITHIN PAST 5
AGE                        LENGTH OF SERVICE     DURING PAST FIVE YEARS                                   YEARS)
------------------------------------------------------------------------------------------------------------------------------
William F. Truscott        Board member          Chairman of the Board, Columbia Management Investment    None
53600 Ameriprise           since 11/7/01,        Advisers, LLC (formerly RiverSource Investments, LLC)
Financial Center           Vice President since  since May 2010 (previously President, Chairman of the
Minneapolis, MN 55474      2002                  Board and Chief Investment Officer, 2001-April 2010);
Age 49                                           Senior Vice President, Atlantic Funds, Columbia Funds
                                                 and Nations Funds since May 2010; Chief Executive
                                                 Officer, U.S. Asset Management &
                                                 President -- Annuities, Ameriprise Financial, Inc.
                                                 since May 2010 (previously President -- U.S. Asset
                                                 Management and Chief Investment Officer, 2005-April
                                                 2010 and Senior Vice President -- Chief Investment
                                                 Officer, 2001-2005); Director, President and Chief
                                                 Executive Officer, Ameriprise Certificate Company since
                                                 2006; Director, Columbia Management Investment
                                                 Distributors, Inc. (formerly RiverSource Fund
                                                 Distributors, Inc.) since May 2010 (previously Chairman
                                                 of the Board and Chief Executive Officer, 2008-April
                                                 2010); Chairman of the Board and Chief Executive
                                                 Officer, RiverSource Distributors, Inc. since 2006;
                                                 former Chief Investment Officer and Managing Director,
                                                 Zurich Scudder Investments
------------------------------------------------------------------------------------------------------------------------------


* Interested person (as defined under the 1940 Act) by reason of being an officer, director, security holder and/or employee of the investment manager or Ameriprise Financial.

The SAI has additional information about the Fund's Board members and is available, without charge, upon request by calling 800.221.2450; contacting your financial intermediary; or visiting riversource.com/funds.


--------------------------------------------------------------------------------
                      RIVERSOURCE HIGH YIELD BOND FUND -- 2010 ANNUAL REPORT  81

BOARD MEMBERS AND OFFICERS (continued) -----------------------------------------

The Board has appointed officers who are responsible for day-to-day business decisions based on policies it has established. The officers serve at the pleasure of the Board. In addition to Mr. Truscott, who is Vice President, the Fund's other officers are:

FUND OFFICERS


NAME,                      POSITION HELD
ADDRESS,                   WITH FUNDS AND        PRINCIPAL OCCUPATION
AGE                        LENGTH OF SERVICE     DURING PAST FIVE YEARS
--------------------------------------------------------------------------------------------------------
J. Kevin Connaughton       President since       Senior Vice President and General Manager -- Mutual
One Financial Center       5/1/10                Fund Products, Columbia Management Investment Advisers,
Boston, MA 02111                                 LLC since May 2010; President, Columbia Funds since
Age 46                                           2009 (previously Senior Vice President and Chief
                                                 Financial Officer, June 2008 -- January 2009);
                                                 President, Atlantic Funds and Nations Funds since 2009;
                                                 Managing Director of Columbia Management Advisors, LLC,
                                                 December 2004 -- April 2010; Treasurer, Columbia Funds,
                                                 October 2003 -- May 2008; Treasurer, the Liberty Funds,
                                                 Stein Roe Funds and Liberty All-Star Funds, December
                                                 2000 -- December 2006; Senior Vice
                                                 President -- Columbia Management Advisors, LLC, April
                                                 2003 -- December 2004; President, Columbia Funds,
                                                 Liberty Funds and Stein Roe Funds, February
                                                 2004 -- October 2004
--------------------------------------------------------------------------------------------------------

Amy K. Johnson             Vice President since  Senior Vice President and Chief Operating Officer,
5228 Ameriprise Financial  12/5/06               Columbia Management Investment Advisers, LLC (formerly
Center Minneapolis, MN                           RiverSource Investments, LLC) since May 2010
55474                                            (previously Chief Administrative Officer, 2009 -- April
Age 44                                           2010 and Vice President -- Asset Management and Trust
                                                 Company Services, 2006-2009 and Vice
                                                 President -- Operations and Compliance, 2004-2006);
                                                 Senior Vice President, Atlantic Funds, Columbia Funds
                                                 and Nations Funds since May 2010; Director of Product
                                                 Development -- Mutual Funds, Ameriprise Financial,
                                                 Inc., 2001-2004
--------------------------------------------------------------------------------------------------------

Jeffrey P. Fox             Treasurer since       Chief Financial Officer, Columbia Management Investment
105 Ameriprise             7/10/02               Distributors, Inc. (formerly RiverSource Fund
Financial Center                                 Distributors, Inc.) and of Seligman Data Corp. since
Minneapolis, MN 55474                            2008; Vice President -- Investment Accounting,
Age 54                                           Ameriprise Financial, Inc. since 2002; Chief Financial
                                                 Officer, RiverSource Distributors, Inc. since 2006
--------------------------------------------------------------------------------------------------------



--------------------------------------------------------------------------------
82  RIVERSOURCE HIGH YIELD BOND FUND -- 2010 ANNUAL REPORT

--------------------------------------------------------------------------------

NAME,                      POSITION HELD
ADDRESS,                   WITH FUNDS AND        PRINCIPAL OCCUPATION
AGE                        LENGTH OF SERVICE     DURING PAST FIVE YEARS
--------------------------------------------------------------------------------------------------------
Scott R. Plummer           Vice President,       Chief Legal Officer and Assistant Secretary, Columbia
5228 Ameriprise Financial  General Counsel and   Management Investment Advisers, LLC (formerly
Center                     Secretary since       RiverSource Investments, LLC) since June 2005; Vice
Minneapolis, MN 55474      12/5/06               President and Lead Chief Counsel -- Asset Management,
Age 50                                           Ameriprise Financial, Inc. since May 2010 (previously
                                                 Vice President and Chief Counsel -- Asset Management,
                                                 2005-April 2010 and Vice President -- Asset Management
                                                 Compliance, 2004-2005); Senior Vice President,
                                                 Secretary and Chief Legal Officer, Atlantic Funds,
                                                 Columbia Funds and Nations Funds since May 2010; Vice
                                                 President, Chief Counsel and Assistant Secretary,
                                                 Columbia Management Investment Distributors, Inc.
                                                 (formerly RiverSource Fund Distributors, Inc.) since
                                                 2008; Vice President, General Counsel and Secretary,
                                                 Ameriprise Certificate Company since 2005; Chief
                                                 Counsel, RiverSource Distributors, Inc. since 2006;
                                                 Senior Vice President and Chief Compliance Officer,
                                                 USBancorp Asset Management, 2002-2004
--------------------------------------------------------------------------------------------------------

Michael A. Jones           Vice President since  Director and President, Columbia Management Investment
100 Federal Street         5/1/10                Advisers, LLC since May 2010; President and Director,
Boston, MA 02110                                 Columbia Management Investment Distributors, Inc. since
Age 51                                           May 2010; Senior Vice President, Atlantic Funds,
                                                 Columbia Funds and Nations Funds since May 2010;
                                                 Manager, Chairman, Chief Executive Officer and
                                                 President, Columbia Management Advisors, LLC,
                                                 2007 -- April 2010; Chief Executive Officer, President
                                                 and Director, Columbia Management Distributors, Inc.,
                                                 2006 -- April 2010; former Co-President and Senior
                                                 Managing Director, Robeco Investment Management
--------------------------------------------------------------------------------------------------------

Colin Moore                Vice President since  Chief Investment Officer, Columbia Management
One Financial Center       5/1/10                Investment Advisers, LLC since May 2010; Senior Vice
Boston, MA 02111                                 President, Atlantic Funds, Columbia Funds and Nations
Age 52                                           Funds since May 2010; Manager, Managing Director and
                                                 Chief Investment Officer, Columbia Management Advisors,
                                                 LLC, 2007- April 2010; Head of Equities, Columbia
                                                 Management Advisors, LLC, 2002-Sept. 2007
--------------------------------------------------------------------------------------------------------

Linda Wondrack             Chief Compliance      Vice President and Chief Compliance Officer, Columbia
One Financial Center       Officer since 5/1/10  Management Investment Advisers, LLC since May 2010;
Boston, MA 02111                                 Chief Compliance Officer, Columbia Funds since 2007;
Age 46                                           Senior Vice President and Chief Compliance Officer,
                                                 Atlantic Funds and Nations Funds since 2007; Director
                                                 (Columbia Management Group, LLC and Investment Product
                                                 Group Compliance), Bank of America, June 2005 -- April
                                                 2010; Director of Corporate Compliance and Conflicts
                                                 Officer, MFS Investment Management (investment
                                                 management), August 2004 -- May 2005
--------------------------------------------------------------------------------------------------------



--------------------------------------------------------------------------------
                      RIVERSOURCE HIGH YIELD BOND FUND -- 2010 ANNUAL REPORT  83

BOARD MEMBERS AND OFFICERS (continued) -----------------------------------------

NAME,                      POSITION HELD
ADDRESS,                   WITH FUNDS AND        PRINCIPAL OCCUPATION
AGE                        LENGTH OF SERVICE     DURING PAST FIVE YEARS
--------------------------------------------------------------------------------------------------------
Neysa M. Alecu             Money Laundering      Vice President -- Compliance, Ameriprise Financial,
2934 Ameriprise Financial  Prevention Officer    Inc. since 2008; Anti-Money Laundering Officer and
Center                     since 11/9/05 and     Identity Theft Prevention Officer, Columbia Management
Minneapolis, MN 55474      Identity Theft        Investment Distributors, Inc. (formerly RiverSource
Age 46                     Prevention Officer    Fund Distributors, Inc.) since 2008; Anti-Money
                           since 2008            Laundering Officer, Ameriprise Financial, Inc. since
                                                 2005; Compliance Director, Ameriprise Financial, Inc.,
                                                 2004-2008
--------------------------------------------------------------------------------------------------------





--------------------------------------------------------------------------------
84  RIVERSOURCE HIGH YIELD BOND FUND -- 2010 ANNUAL REPORT

APPROVAL OF INVESTMENT MANAGEMENT SERVICES
AGREEMENT ----------------------------------------------------------------------

Columbia Management Investment Advisers, LLC ("Columbia Management" or the "investment manager"), formerly known as RiverSource Investments, LLC, a wholly-owned subsidiary of Ameriprise Financial, Inc. ("Ameriprise Financial"), serves as the investment manager to the Fund. Under an investment management services agreement (the "IMS Agreement"), Columbia Management provides investment advice and other services to the Fund and all RiverSource funds (collectively, the "Funds").

On an annual basis, the Fund's Board of Directors (the "Board"), including the independent Board members (the "Independent Directors"), considers renewal of the IMS Agreement. Columbia Management prepared detailed reports for the Board and its Contracts Committee in March and April 2010, including reports based on data provided by independent organizations and a comprehensive response to each item of information requested by independent legal counsel to the Independent Directors ("Independent Legal Counsel") in a letter to the investment manager, to assist the Board in making this determination. All of the materials presented in March and April 2010 were first supplied in draft form to designated representatives of the Independent Directors, i.e., Independent Legal Counsel, the Chair of the Board and the Chair of the Contracts Committee (including materials relating to the Fund's new expense cap), and the final materials were revised to reflect comments provided by these Board representatives. In addition, throughout the year, the Board (or its committees) reviews information prepared by Columbia Management addressing the services Columbia Management provides and Fund performance. The Board accords particular weight to the work, deliberations and conclusions of the Contracts Committee, the Investment Review Committee and the Compliance Committee in determining whether to continue the IMS Agreement. At the April 6-8, 2010 in-person Board meeting, Independent Legal Counsel reviewed with the Independent Directors various factors relevant to the Board's consideration of advisory agreements and the Board's legal responsibilities related to such consideration. Following an analysis and discussion of the factors identified below, the Board, including all of the Independent Directors, approved renewal of the IMS Agreement.

Nature, Extent and Quality of Services Provided by Columbia Management: The Board analyzed various reports and presentations it had received detailing the services performed by Columbia Management, as well as its expertise, resources and capabilities. The Board specifically considered many developments during the past year concerning the services provided by Columbia Management, including, in particular, the continued investment in, and resources dedicated to, the Fund's operations, most notably, management's announcement of the massive

--------------------------------------------------------------------------------
                      RIVERSOURCE HIGH YIELD BOND FUND -- 2010 ANNUAL REPORT  85

APPROVAL OF INVESTMENT MANAGEMENT SERVICES
AGREEMENT (continued) ----------------------------------------------------------


investment made in the acquisition of the long-term asset management business of Columbia Management Group, LLC (the "Columbia Transaction") and the completed integration of J. & W. Seligman & Co. Incorporated, acquisitions which should continue to enhance investment capabilities and provide access to a greater depth of experienced portfolio managers in key categories. The Board noted, in particular, that upon the close of the Columbia Transaction, the investment manager will have grown to 10 investment offices (compared to 6 in 2009). In addition, the Board reviewed information concerning the investment manager's new Chief Investment Officer upon the close of the Columbia Transaction, including the application of his particular investment philosophy, which is intended to enhance the risk and portfolio management oversight of the entire fund family.

Moreover, in connection with the Board's evaluation of the overall package of services provided by Columbia Management, the Board considered the quality of the administrative and transfer agency services provided by Columbia Management's affiliates to the Fund. The Board also reviewed the financial condition of Columbia Management and its affiliates, and each entity's ability to carry out its responsibilities under the IMS Agreement. Further, the Board considered Columbia Management's ability to retain key personnel in certain targeted areas and its expectations in this regard. The Board also discussed the acceptability of the terms of the IMS Agreement (including the relatively broad scope of services required to be performed by Columbia Management). The Board concluded that the services being performed under the IMS Agreement were of a reasonably high quality.

Based on the foregoing, and based on other information received (both oral and written, including the information on investment performance referenced below) and other considerations, the Board concluded that Columbia Management and its affiliates were in a position to continue to provide a high quality and level of services to the Fund.

Investment Performance: For purposes of evaluating the nature, extent and quality of services provided under the IMS Agreement, the Board carefully reviewed the investment performance of the Fund. In this regard, the Board considered detailed reports containing data prepared by an independent organization showing, for various periods, the performance of the Fund, the performance of a benchmark index, the percentage ranking of the Fund among its comparison group and the net assets of the Fund. The Board observed that the Fund's investment performance met expectations.


--------------------------------------------------------------------------------
86  RIVERSOURCE HIGH YIELD BOND FUND -- 2010 ANNUAL REPORT

--------------------------------------------------------------------------------

Comparative Fees, Costs of Services Provided and the Profits Realized By Columbia Management and its Affiliates from their Relationships with the
Fund: The Board reviewed comparative fees and the costs of services to be provided under the IMS Agreement. The Board members considered detailed comparative information set forth in an annual report on fees and expenses, including, among other things, data (prepared by an independent organization) showing a comparison of the Fund's expenses with median expenses paid by funds in its peer group, as well as data showing the Fund's contribution to Columbia Management's profitability. They also reviewed information in the report showing the fees charged by Columbia Management to other client accounts (with similar investment strategies to those of the Fund).

The Board accorded particular weight to the notion that the level of fees should reflect a rational pricing model applied consistently across the various product lines in the Funds' family, while assuring that the overall fees for each fund (with few defined exceptions) are generally in line with the "pricing philosophy" (i.e., that the total expense ratio of each fund, with few exceptions, is at or below the median expense ratio of funds in the same comparison group). The Board took into account that the Fund's total expense ratio (after considering proposed expense caps/waivers) approximated the peer group's median expense ratio. Based on its review, the Board concluded that the Fund's management fee was fair and reasonable in light of the extent and quality of services that the Fund receives.

The Board also considered various preliminary integration plans in connection with the Columbia Transaction which, if implemented, would impact the fee structures of various RiverSource Funds. The Board was satisfied with the principles underlying these plans, which, at their preliminary stage, are designed to achieve a rational, consistent pricing model across the combined fund families, as well as preserve the "pricing philosophy" of the Funds.

The Board also considered the expected profitability of Columbia Management and its affiliates in connection with Columbia Management providing investment management services to the Fund. In this regard, the Board referred to a detailed profitability report, discussing the profitability to Columbia Management and Ameriprise Financial from managing and operating the Fund, including data showing comparative profitability over the past two years. In this regard, the Board observed slightly reduced profitability in 2009 vs. 2008. The Board also considered the services acquired by the investment manager through the use of commission dollars paid by the Funds on portfolio transactions. The Board noted that the fees paid by the Fund should permit the investment manager to offer

--------------------------------------------------------------------------------
                      RIVERSOURCE HIGH YIELD BOND FUND -- 2010 ANNUAL REPORT  87

APPROVAL OF INVESTMENT MANAGEMENT SERVICES
AGREEMENT (continued) ----------------------------------------------------------


competitive compensation to its personnel, make necessary investments in its business and earn an appropriate profit. The Board concluded that profitability levels were reasonable.

Economies of Scale to be Realized: The Board also considered the economies of scale that might be realized by Columbia Management as the Fund grows and took note of the extent to which Fund shareholders might also benefit from such growth. The Board considered that the IMS Agreement provides for lower fees as assets increase at pre-established breakpoints and concluded that the IMS Agreement satisfactorily provided for sharing these economies of scale.

Based on the foregoing, the Board, including all of the Independent Directors, concluded that the investment management service fees were fair and reasonable in light of the extent and quality of services provided. In reaching this conclusion, no single factor was determinative. On April 8, 2010, the Board, including all of the Independent Directors, approved the renewal of the IMS Agreement for an additional annual period.

PROXY VOTING -------------------------------------------------------------------

The policy of the Board is to vote the proxies of the companies in which the Fund holds investments consistent with the procedures as stated in the Statement of Additional Information (SAI). You may obtain a copy of the SAI without charge by calling 800.221.2450; contacting your financial intermediary; visiting riversource.com/funds; or searching the website of the Securities and Exchange Commission (SEC) at http://www.sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities is filed with the SEC by August 31 for the most recent 12-month period ending June 30 of that year, and is available without charge by visiting riversource.com/funds; or searching the website of the SEC at www.sec.gov.


--------------------------------------------------------------------------------
88  RIVERSOURCE HIGH YIELD BOND FUND -- 2010 ANNUAL REPORT

RIVERSOURCE HIGH YIELD BOND FUND
734 Ameriprise Financial Center
Minneapolis, MN 55474

RIVERSOURCE.COM/FUNDS


                                This report must be accompanied or preceded by the Fund's
                                current prospectus. RiverSource(R) mutual funds are
                                distributed by Columbia Management Investment Distributors,
                                Inc. (formerly known as RiverSource Fund Distributors,
                                Inc.), member FINRA, and managed by Columbia Management
                                Investment Advisers, LLC (formerly known as RiverSource
                                Investments, LLC).
                                (C)2010 Columbia Management Investment Advisers, LLC. All
(COLUMBIA MANAGEMENT LOGO)      rights reserved.                                                  S-6370 AF (7/10)

Item 2. Code of Ethics.

     (a) The Registrant has adopted a code of ethics that applies to the Registrant's principal executive officer and principal financial officer.

     (b) During the period covered by this report, there were not any amendments to a provision of the code of ethics adopted in 2(a) above.

     (c) During the period covered by this report, there were no waivers, including any implicit waivers, from a provision of the code of ethics described in 2(a) above that relates to one or more of the items set forth in paragraph (b) of this item's instructions.

Item 3. Audit Committee Financial Expert.

     The Registrant's board of directors has determined that independent directors Pamela G. Carlton, Jeffrey Laikind, John F. Maher and Anne P. Jones, each qualify as audit committee financial experts.

Item 4. Principal Accountant Fees and Services

(a) Audit Fees. The fees for the year ended May 31, to Ernst & Young LLP for professional services rendered for the audit of the annual financial statements for RiverSource High Yield Income Series, Inc. were as follows:

                    2010 - $35,713      2009 - $35,923

(b) Audit-Related Fees. The fees for the year ended May 31, to Ernst & Young LLP for additional professional services rendered related to the semiannual financial statement review, the 2010 transfer agent 17Ad-13 review and the registrant's 2009 security count pursuant to Rule 17f-2 for RiverSource High Yield Income Series, Inc. were as follows:

                    2010 - $1,632       2009 - $375

(c) Tax Fees. The fees for the year ended May 31, to Ernst & Young LLP for tax compliance related services rendered for RiverSource High Yield Income Series, Inc. were as follows:

                    2010 - $3,498       2009 - $3,498

(d) All Other Fees. The fees for the year ended May 31, to Ernst & Young LLP for additional professional services rendered for RiverSource High Yield Income Series, Inc. were as follows:

                    2010 - $0           2009 - $0

(e) (1) Audit Committee Pre-Approval Policy. Pursuant to Sarbanes-Oxley pre-approval requirements, all services to be performed by Ernst & Young LLP for the registrant and to the registrant's investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant must be pre-approved by the audit committee.

(e) (2) 100% of the services performed for items (b) through (d) above during 2010 and 2009 were pre-approved by the audit committee.

(f)  Not applicable.

(g) Non-Audit Fees. The fees for the year ended May 31, to Ernst & Young LLP by the registrant for non-audit fees and by the registrant's investment adviser, and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant were as follows:

                    2010 - $2,103,905   2009 - $579,879

(h) 100% of the services performed in item (g) above during 2010 and 2009 were pre-approved by the Ameriprise Financial Audit Committee and/or the RiverSource Mutual Funds Audit Committee.

Item 5. Audit Committee of Listed Registrants. Not applicable.

Item 6. Investments.

(a) The registrant's "Schedule 1 - Investments in securities of unaffiliated issuers" (as set forth in 17 CFR 210.12-12) is included in Item 1 of this Form N-CSR.

(b)  Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies. Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies. Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment

     Company and Affiliated Purchasers. Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

There were no material changes to the procedures by which shareholders may recommend nominees to the registrant's board of directors.

Item 11. Controls and Procedures.

     (a) The registrant's principal executive officer and principal financial officer, based on their evaluation of the registrant's disclosure controls and procedures as of a date within 90 days of the filing of this report, have concluded that such controls and procedures are adequately designed to ensure that material information required to be disclosed by the registrant in Form N-CSR is accumulated and communicated to the registrant's management, including the principal executive officer and principal financial officer, or persons performing similar functions, as appropriate to allow timely decisions regarding required disclosure.

     (b) There were no change in the registrant's internal control over financial reporting that occurred during the registrant's second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

Item 12. Exhibits.

     (a)(1) Code of ethics required to be disclosed under Item 2 of Form N-CSR, is attached as Exhibit 99.CODE ETH.

     (a)(2) Certifications pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) attached hereto as Exhibit 99.CERT.

     (a)(3) Not applicable.

     (b) Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) attached hereto as Exhibit 99.906CERT.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)   RiverSource High Yield Income Series, Inc.


By /s/ J. Kevin Connaughton
   ----------------------------------
   J. Kevin Connaughton
   President and Principal Executive
   Officer

Date August 4, 2010

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.


By /s/ J. Kevin Connaughton
   ----------------------------------
   J. Kevin Connaughton
   President and Principal Executive
   Officer

Date August 4, 2010


By /s/ Jeffrey P. Fox
   ----------------------------------
   Jeffrey P. Fox
   Treasurer and Principal Financial
   Officer

Date August 4, 2010